FIDELITY(REGISTERED TRADEMARK) GINNIE MAE FUND
FIDELITY GOVERNMENT
INCOME FUND
FIDELITY INTERMEDIATE
GOVERNMENT INCOME FUND

SEMIANNUAL REPORT
JANUARY 31, 2000

(2_FIDELITY_LOGOS)(registered trademark)

CONTENTS


PRESIDENT'S MESSAGE              3   NED JOHNSON ON INVESTING
                                     STRATEGIES

FIDELITY GINNIE MAE FUND

                                 4   PERFORMANCE

                                 7   FUND TALK: THE MANAGER'S
                                     OVERVIEW

                                 10  INVESTMENT CHANGES

                                 11  INVESTMENTS

                                 13  FINANCIAL STATEMENTS

FIDELITY GOVERNMENT INCOME FUND

                                 17  PERFORMANCE

                                 21  FUND TALK: THE MANAGER'S
                                     OVERVIEW

                                 24  INVESTMENT CHANGES

                                 25  INVESTMENTS

                                 30  FINANCIAL STATEMENTS

FIDELITY INTERMEDIATE
GOVERNMENT INCOME FUND

                                 34  PERFORMANCE

                                 37  FUND TALK: THE MANAGER'S
                                     OVERVIEW

                                 40  INVESTMENT CHANGES

                                 41  INVESTMENTS

                                 47  FINANCIAL STATEMENTS

NOTES                            51  NOTES TO THE FINANCIAL
                                     STATEMENTS



Third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report is printed on recycled paper using soy-based inks.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL
INFORMATION OF THE SHAREHOLDERS OF THE FUNDS. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO
PROSPECTIVE INVESTORS IN THE FUNDS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUNDS NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK. FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-6666
FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND
MONEY.

PRESIDENT'S MESSAGE


(PHOTO_OF_EDWARD_C_JOHNSON_3D)DEAR SHAREHOLDER:

While no major Y2K glitches disrupted the financial markets to start the new year, inflation worries re-emerged to hinder stock performance throughout January. The S&P 500(Registered trademark) and Dow Jones Industrial Average each fell approximately 5%, while the technology-oriented NASDAQ Index dropped more than 3% for the month. In bond markets, the potential for further rate hikes as a pre-emptive move against inflation continued to be an obstacle to fixed-income performance.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.

An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.

If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,
Edward C. Johnson 3d

FIDELITY GINNIE MAE FUND

PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in its yield, to measure performance. If Fidelity had not reimbursed certain fund expenses, the total returns and dividends would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED JANUARY 31,  PAST 6 MONTHS  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
2000

FIDELITY GINNIE MAE FUND   1.02%          -0.14%       39.06%        99.91%

LB GNMA                    1.10%          0.29%        43.16%        113.22%

GNMA Funds Average         0.48%          -1.27%       36.51%        97.40%


CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers GNMA Index - a market value-weighted index of fixed-rate securities that represent interests in pools of mortgage loans with original terms of 15 and 30 years and are issued by the Government National Mortgage Association (GNMA). To measure how the fund's performance stacked up against its peers, you can compare it to the GNMA funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 58 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED JANUARY 31,  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
2000

FIDELITY GINNIE MAE FUND   -0.14%       6.82%         7.17%

LB GNMA                    0.29%        7.44%         7.87%

GNMA Funds Average         -1.27%       6.42%         7.03%

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

$10,000 OVER 10 YEARS
             Ginnie Mae                  LB GNMA
             00015                       LB020
  1990/01/31      10000.00                    10000.00
  1990/02/28      10058.09                    10055.39
  1990/03/31      10077.80                    10081.60
  1990/04/30       9964.50                     9992.33
  1990/05/31      10282.70                    10305.38
  1990/06/30      10427.21                    10464.13
  1990/07/31      10593.02                    10657.50
  1990/08/31      10565.87                    10513.83
  1990/09/30      10631.37                    10594.69
  1990/10/31      10748.94                    10725.50
  1990/11/30      10990.69                    10969.07
  1990/12/31      11172.45                    11151.31
  1991/01/31      11313.11                    11317.97
  1991/02/28      11358.77                    11411.93
  1991/03/31      11437.93                    11494.28
  1991/04/30      11522.66                    11602.09
  1991/05/31      11610.13                    11696.79
  1991/06/30      11624.14                    11719.05
  1991/07/31      11796.47                    11919.34
  1991/08/31      12006.84                    12140.90
  1991/09/30      12183.88                    12354.79
  1991/10/31      12349.69                    12558.79
  1991/11/30      12415.94                    12645.83
  1991/12/31      12688.23                    12940.58
  1992/01/31      12582.99                    12780.35
  1992/02/29      12717.48                    12914.12
  1992/03/31      12642.61                    12840.68
  1992/04/30      12750.71                    12958.63
  1992/05/31      12962.24                    13186.86
  1992/06/30      13107.33                    13348.09
  1992/07/31      13170.94                    13465.05
  1992/08/31      13316.58                    13645.06
  1992/09/30      13412.32                    13766.47
  1992/10/31      13303.91                    13663.36
  1992/11/30      13372.09                    13725.67
  1992/12/31      13538.29                    13899.51
  1993/01/31      13716.98                    14074.33
  1993/02/28      13838.89                    14217.25
  1993/03/31      13914.65                    14295.15
  1993/04/30      13962.28                    14347.32
  1993/05/31      14042.36                    14445.74
  1993/06/30      14179.96                    14563.19
  1993/07/31      14254.45                    14624.51
  1993/08/31      14289.90                    14660.86
  1993/09/30      14290.72                    14673.47
  1993/10/31      14339.58                    14698.70
  1993/11/30      14256.79                    14677.68
  1993/12/31      14365.79                    14813.93
  1994/01/31      14527.47                    14930.39
  1994/02/28      14390.71                    14856.21
  1994/03/31      14029.33                    14455.13
  1994/04/30      13917.13                    14356.22
  1994/05/31      13929.54                    14397.27
  1994/06/30      13882.44                    14376.25
  1994/07/31      14164.21                    14656.66
  1994/08/31      14199.49                    14701.66
  1994/09/30      14001.89                    14494.70
  1994/10/31      13983.92                    14471.70
  1994/11/30      13938.85                    14430.90
  1994/12/31      14079.01                    14591.13
  1995/01/31      14376.18                    14893.30
  1995/02/28      14745.94                    15285.72
  1995/03/31      14818.92                    15360.65
  1995/04/30      15019.73                    15588.14
  1995/05/31      15481.40                    16064.14
  1995/06/30      15570.97                    16173.44
  1995/07/31      15616.81                    16207.56
  1995/08/31      15762.52                    16374.22
  1995/09/30      15918.21                    16534.46
  1995/10/31      16047.55                    16669.96
  1995/11/30      16224.60                    16862.59
  1995/12/31      16416.79                    17079.20
  1996/01/31      16519.30                    17198.14
  1996/02/29      16395.16                    17069.56
  1996/03/31      16360.89                    17026.04
  1996/04/30      16308.62                    16981.53
  1996/05/31      16241.80                    16924.41
  1996/06/30      16423.50                    17146.71
  1996/07/31      16483.27                    17211.25
  1996/08/31      16494.35                    17218.66
  1996/09/30      16741.95                    17506.99
  1996/10/31      17071.97                    17861.08
  1996/11/30      17309.51                    18120.97
  1996/12/31      17214.29                    18024.04
  1997/01/31      17327.01                    18162.51
  1997/02/28      17373.90                    18228.04
  1997/03/31      17195.23                    18048.27
  1997/04/30      17457.03                    18344.25
  1997/05/31      17620.59                    18532.43
  1997/06/30      17834.41                    18752.01
  1997/07/31      18149.26                    19092.26
  1997/08/31      18115.08                    19051.46
  1997/09/30      18331.80                    19304.67
  1997/10/31      18515.47                    19505.95
  1997/11/30      18545.36                    19565.79
  1997/12/31      18712.16                    19742.34
  1998/01/31      18881.06                    19932.99
  1998/02/28      18911.65                    19977.50
  1998/03/31      18981.28                    20062.07
  1998/04/30      19101.23                    20178.53
  1998/05/31      19238.91                    20316.26
  1998/06/30      19285.74                    20401.82
  1998/07/31      19385.65                    20516.55
  1998/08/31      19537.89                    20678.52
  1998/09/30      19779.35                    20923.07
  1998/10/31      19733.30                    20905.02
  1998/11/30      19830.34                    21023.22
  1998/12/31      19907.11                    21109.52
  1999/01/31      20019.22                    21259.61
  1999/02/28      19949.39                    21192.11
  1999/03/31      20064.67                    21320.41
  1999/04/30      20142.12                    21422.72
  1999/05/31      20014.98                    21314.75
  1999/06/30      19874.43                    21229.71
  1999/07/31      19788.25                    21090.72
  1999/08/31      19778.37                    21083.42
  1999/09/30      20093.55                    21422.71
  1999/10/31      20219.86                    21550.12
  1999/11/30      20231.59                    21559.39
  1999/12/31      20155.56                    21516.09
  2000/01/31      19990.90                    21321.69
IMATRL PRASUN   SHR__CHT 20000131 20000209 151834 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Ginnie Mae Fund on January 31, 1990. As the chart shows, by January 31, 2000, the value of the investment would have grown to $19,991 - a 99.91% increase on the initial investment. For comparison, look at how the Lehman Brothers GNMA Index did over the same period. With dividends and capital gains, if any, reinvested the same $10,000 investment would have grown to $21,322 - a 113.22% increase.

(checkmark)UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will
do tomorrow. Bond prices, for
example, generally move in
the opposite direction of
interest rates. In turn, the
share price, return and yield
of a fund that invests in bonds
will vary. That means if you
sell your shares during a
market downturn, you might
lose money. But if you can ride
out the market's ups and
downs, you may have a gain.

TOTAL RETURN COMPONENTS

                  SIX MONTHS ENDED JANUARY 31,  YEARS ENDED JULY 31,

                  2000                          1999                  1998   1997    1996    1995

Dividend returns  3.31%                         5.85%                 6.63%  7.07%   6.58%   7.35%

Capital returns   -2.29%                        -3.77%                0.18%   3.04%  -1.03%   2.91%

Total returns     1.02%                         2.08%                 6.81%  10.11%  5.55%   10.26%


TOTAL RETURN COMPONENTS include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the fund. A capital return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains, if any, paid by the fund are reinvested.

DIVIDENDS AND YIELD

PERIODS ENDED JANUARY 31,  PAST 1 MONTH  PAST 6 MONTHS  PAST 1 YEAR
2000

Dividends per share        5.54(cents)   34.86(cents)   66.58(cents)

Annualized dividend rate   6.36%         6.63%          6.30%

30-day annualized yield    6.71%         -              -

DIVIDENDS per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $10.26 over the past one month, $10.43 over the past six months and $10.57 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized YIELD is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. If Fidelity had not reimbursed certain fund expenses, the yield would have been 6.70%.

FIDELITY GINNIE MAE FUND

FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP

Persistent concerns about inflation,
a series of interest-rate hikes by the
Federal Reserve Board and a strong
U.S. economy were just three of the
challenges faced by the taxable
bond market in the six-month
period ending January 31, 2000.
All investment-grade spread sectors
outperformed comparable duration
Treasuries during this time frame.
The bellwether 30-year Treasury's
total return fell 3.51%, while the
Lehman Brothers Aggregate Bond
Index, a popular measure of taxable
bond performance, closed the period
up 0.66%. Troubles for 30-year
Treasuries were further compounded
in January when, for the first time
since 1994, the yield curve became
inverted, meaning the long bond
offered a lower yield than shorter
duration Treasuries. Of the spread
sectors, mortgages turned in the
strongest performance, thanks to a
relatively high housing turnover rate
and declining prepayment activity
in the second half of 1999. The
Lehman Brothers Mortgage-Backed
Securities Index posted a 1.13%
six-month return. Corporates also
enjoyed positive performance,
shaking off an excess supply scare
in the summer and riding investors'
strong demand to a 0.52% return
for the period, as measured by
the Lehman Brothers Corporate Bond
Index. Finally, agency securities
benefited from the additional
liquidity provided by issuing
larger-denominated securities in
response to waning Treasury issuance,
helping the Lehman Brothers U.S.
Agency Index to a 0.47% return.

(photograph of Tom Silvia)

An interview with Tom Silvia, Portfolio Manager of Fidelity Ginnie Mae
Fund

Q. HOW DID THE FUND PERFORM, TOM?

A. For the six-month period that ended January 31, 2000, the fund provided a total return of 1.02%. To get a sense of how the fund did relative to its competitors, the GNMA funds average returned 0.48% for the same six-month period, according to Lipper Inc. Additionally, the Lehman Brothers GNMA Index - which tracks the types of securities in which the fund invests - returned 1.10% for the same six-month period. For the 12-month period ended January 31, 2000, the fund returned -0.14%. In comparison, the GNMA funds average returned -1.27% and the Lehman Brothers index returned 0.29% for the same 12-month period.

Q. EVEN THOUGH RISING INTEREST RATES MUTED THE RETURNS OF NEARLY ALL TYPES OF FIXED-INCOME SECURITIES, GINNIE MAE AND OTHER TYPES OF MORTGAGE SECURITIES HELD UP REASONABLY WELL DURING THE PAST SIX MONTHS. WHAT WAS BEHIND THE RELATIVELY STRONG PERFORMANCE OF THE MORTGAGE SECTOR?

A. The biggest investment risk associated with mortgage securities - rapid acceleration in prepayment activity - virtually disappeared as home loan refinancing activity dried up in response to rising interest rates. Market participants generally dislike waves of refinancing and the ensuing mortgage security prepayments, which tend to occur more frequently when interest rates decline. That's because mortgage security investors often are in the unenviable position of being forced to forfeit higher-yielding securities, leaving them to re-invest the proceeds at lower rates. As interest rates rose, however, prepayment risk was viewed as minimal and investors started to seek out the relatively high yields offered by mortgage securities relative to Treasury securities.

Q. WHAT HELPED THE FUND OUTPACE ITS PEERS DURING THE PAST SIX MONTHS?

A. The fund's performance was aided by its slightly larger stake in more recently issued securities with coupons of 7.0%. In the report to shareholders six months ago, I explained that I had added those securities at a time when I felt that their prices were extremely attractive and that they offered the potential for solid total return. In fact, Ginnie Mae "sevens," as they're known, performed relatively well as the demand for them firmed. Investors sought them out because they offered an attractive amount of incremental yield over lower coupon bonds, and their rate of prepayment was declining a lot faster than higher coupon bonds. More recently, however, I pared back the fund's stake in sevens and looked for more attractive values elsewhere. In addition, I reduced the fund's stake in 15-year securities - which tend to experience less prepayment volatility - and replaced them with higher-yielding 30-year mortgage securities.

Q. WERE THERE ANY DISAPPOINTMENTS DURING THE PERIOD?

A. There weren't any specific holdings that performed dramatically worse than the overall Ginnie Mae market. So I'd have to say that the only disappointment was the market's overall difficulty in light of rising interest rates.

Q. HOW DID YOU MANAGE THE FUND'S SENSITIVITY TO INTEREST-RATE CHANGES?

A. I kept the fund's duration - a gauge of interest-rate sensitivity - in line with the Ginnie Mae market as a whole as measured by the Lehman Brothers GNMA Index. The duration of the index and, therefore, of the fund, tends to be shorter than the average of the fund's peers. The shorter a fund's duration, the less its share price will fall as interest rates rise. As rates rose during the past six months, the fund benefited from its shorter-than-average duration.

Q. YOU ALSO USED A STRATEGY KNOWN AS A "DOLLAR ROLL." CAN YOU EXPLAIN THAT STRATEGY AND WHY YOU USE IT?

A. Sure. A dollar roll describes a strategy whereby I sell a security that the fund owns, with settlement of that sale to occur in the current month. At the same time, I buy a similar security at a lower price, with settlement of that purchase to occur in the following month. By conducting these two simultaneous trades, I was able to add to the fund's total return.

Q. WHAT'S YOUR OUTLOOK?

A. At current levels, I believe that mortgage securities offer very attractive values. Investors are getting compensated - in the form of relatively high yields - for taking on prepayment risk that's all but disappeared in the current environment. At period-end, mortgage securities offered more than a 130 basis points (1.30 percentage points) yield advantage over comparable maturity U.S. Treasury securities.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

(checkmark)FUND FACTS

GOAL: to provide a high level
of current income by
investing mainly in mortgage
securities issued by the
Government National
Mortgage Association
(Ginnie Mae)

FUND NUMBER: 015

TRADING SYMBOL: FGMNX

START DATE: November 8,
1985

SIZE: as of January 31,
2000, more than $1.7 billion

MANAGER: Tom Silvia, since
1998; manager, various Fidelity
and Spartan government funds;
joined Fidelity in 1993

TOM SILVIA ON THE PLANNED
REDUCTION OF U.S. TREASURY
SECURITIES AND ITS EFFECT ON
MORTGAGE SECURITIES:

"In mid-January, the U.S. Treasury
Department announced plans to trim
outstanding government debt by
buying back some older Treasury
securities. Just days later, the Treasury said it also planned to cut its sales of new 30-year bonds and other maturities. Those announcements prompted a rush into government securities, primarily the 30-year
Treasury bond. Intense buying in that
maturity range caused the 30-year
bond's yield to fall below that of
shorter maturity Treasury securities,
even as rising interest rates were
putting pressure on most other types of
bonds. Normally, yields are higher the
longer the term of the bond to
compensate investors for the risk of
lending their money for longer periods
of time. The unusual situation with
yields that occurred in January -
known as inversion of the yield curve
- had an interesting effect on the
mortgage securities market. To make
way for additional Treasury purchases,
investors were selling other types of
bonds, including mortgage securities
such as Ginnie Maes. Those sales, in
turn, caused mortgage securities
prices to decline and their yields to
move higher. Although that adjustment
was a difficult one - and it may not be
over yet - Ginnie Mae securities
ended January offering a healthy
amount of incremental yield over
Treasuries, especially when viewed on
a historical basis. Given their yield
advantage, I believe that Ginnie Mae
securities can outpace Treasuries
when investors become more
comfortable with the reduction in
Treasury supply."

FIDELITY GINNIE MAE FUND

INVESTMENT CHANGES


COUPON DISTRIBUTION AS OF
JANUARY 31, 2000

                           % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS  6
                                                    MONTHS AGO

6 - 6.99%                   27.6                     20.3

7 - 7.99%                   52.0                     57.8

8 - 8.99%                   13.4                     12.8

9 - 9.99%                   3.9                      4.6

10% and over                2.2                      2.3

COUPON DISTRIBUTION SHOWS THE RANGE OF STATED INTEREST RATES ON THE FUND'S INVESTMENTS, EXCLUDING SHORT-TERM INVESTMENTS.
AVERAGE YEARS TO MATURITY AS
OF JANUARY 31, 2000

                                     6 MONTHS AGO

Years                          8.7   8.2

AVERAGE YEARS TO MATURITY IS BASED ON THE AVERAGE TIME REMAINING UNTIL PRINCIPAL PAYMENTS ARE EXPECTED FROM EACH OF THE FUND'S BONDS,
WEIGHTED BY DOLLAR AMOUNT.

DURATION AS OF JANUARY 31, 2000

                                        6 MONTHS AGO

Years                             5.3   5.0

DURATION SHOWS HOW MUCH A BOND FUND'S PRICE FLUCTUATES WITH CHANGES IN COMPARABLE INTEREST RATES. IF RATES RISE 1%, FOR EXAMPLE, A FUND WITH A FIVE-YEAR DURATION IS LIKELY TO LOSE ABOUT 5% OF ITS VALUE. OTHER FACTORS ALSO CAN INFLUENCE A BOND FUND'S PERFORMANCE AND SHARE PRICE. ACCORDINGLY, A BOND FUND'S ACTUAL PERFORMANCE MAY DIFFER FROM THIS EXAMPLE.

ASSET ALLOCATION (% OF FUND'S
NET ASSETS)

AS OF JANUARY 31, 2000                                        AS OF JULY 31, 1999

Mortgage  Securities*           98.7%                         Mortgage  Securities**             99.4%

Short-Term  Investments and                                   Short-Term  Investments and
Net Other Assets                 1.3%                         Net Other Assets                    0.6%

* GNMA SECURITIES               97.5%                         ** GNMA SECURITIES                 98.1%

Row: 1, Col: 1, Value: 98.7                                   Row: 1, Col: 1, Value: 99.40000000000001
Row: 1, Col: 2, Value: 0.0                                    Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 0.0                                    Row: 1, Col: 3, Value: 0.0
Row: 1, Col: 4, Value: 0.0                                    Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 0.0                                    Row: 1, Col: 5, Value: 0.0
Row: 1, Col: 6, Value: 0.0                                    Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.0                                    Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 1.3                                    Row: 1, Col: 8, Value: 0.6000000000000001





PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.

FIDELITY GINNIE MAE FUND

INVESTMENTS JANUARY 31, 2000 (UNAUDITED)


Showing Percentage of Net Assets



U.S. GOVERNMENT AGENCY -
MORTGAGE SECURITIES - 98.7%

                                   PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

FANNIE MAE - 0.1%

9% 10/1/11                         $ 106                                $ 108

10.25% 10/1/18                      282                                  302

11.5% 5/1/14 to 9/1/15              156                                  170

12.5% 11/1/13 to 7/1/16             604                                  670

13.25% 9/1/11                       248                                  279

14% 11/1/12                         8                                    9

                                                                         1,538

FREDDIE MAC - 1.1%

8.5% 2/1/04 to 2/1/19               519                                  527

9% 7/1/08 to 7/1/21                 3,777                                3,878

9.75% 12/1/08 to 4/1/13             172                                  179

10% 10/1/04 to 11/1/20              5,366                                5,641

10.25% 2/1/09 to 11/1/16            2,315                                2,417

10.5% 5/1/10 to 12/1/20             3,671                                3,887

11.25% 2/1/10                       158                                  168

11.75% 11/1/11                      75                                   80

12% 5/1/10 to 2/1/17                441                                  481

12.5% 11/1/12 to 5/1/15             837                                  921

13% 11/1/12 to 11/1/14              116                                  130

13.5% 1/1/13 to 12/1/14             41                                   46

                                                                         18,355

GOVERNMENT NATIONAL MORTGAGE
ASSOCIATION - 97.5%

6% 10/15/23 to 8/15/29              111,533                              99,613

6.5% 6/15/23 to 11/15/29            398,578                              368,617

7% 3/15/22 to 2/15/29               646,780                              616,193

7.5% 6/15/02 to 12/15/34            261,438                              256,292

7.5% 12/15/29 to 1/15/30 (a)        767                                  752

7.55% 12/15/34                      3,350                                3,221

7.75% 12/15/34                      6,300                                6,162

8% 7/15/01 to 11/15/29              160,006                              160,191

8.5% 2/15/05 to 11/15/29            64,354                               65,930

9% 5/15/08 to 12/15/24              20,144                               20,993

9.5% 4/15/01 to 1/15/23             38,346                               40,448

10% 10/15/00 to 2/15/25             5,815                                6,226

10.5% 9/15/00 to 9/15/19            4,418                                4,770

11% 1/15/10 to 7/15/20              3,744                                4,090

11.5% 3/15/10 to 9/15/18            3,539                                3,889

12% 4/15/00 to 11/15/15             615                                  682

U.S. GOVERNMENT AGENCY -
MORTGAGE SECURITIES -
CONTINUED

                                   PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

GOVERNMENT NATIONAL MORTGAGE
ASSOCIATION - CONTINUED

13% 2/15/11 to 5/15/15             $ 606                                $ 686

13.5% 5/15/10 to 1/15/15            276                                  311

                                                                         1,659,066

TOTAL U.S. GOVERNMENT AGENCY                                             1,678,959
- MORTGAGE SECURITIES
(Cost $1,764,956)


CASH EQUIVALENTS - 0.9%

                              MATURITY AMOUNT (000S)

Investments in repurchase     $ 15,353                              15,351
agreements (U.S. Government
obligations), in a joint
trading account at 5.8%,
dated 1/31/00 due 2/1/00
(Cost $15,351)

TOTAL INVESTMENT PORTFOLIO -                                        1,694,310
99.6%
(Cost $1,780,307)

NET OTHER ASSETS - 0.4%                                             7,058

NET ASSETS - 100%                                                 $ 1,701,368

LEGEND

(a) Security purchased on a delayed delivery or when-issued basis.

OTHER INFORMATION

Purchases and sales of long-term U.S. government and government agency obligations aggregated $884,021,000 and $995,259,000, respectively.

INCOME TAX INFORMATION

At January 31, 2000, the aggregate cost of investment securities for income tax purposes was $1,784,349,000. Net unrealized depreciation aggregated $90,039,000, of which $3,291,000 related to appreciated investment securities and $93,330,000 related to depreciated investment securities.

At July 31, 1999, the fund had a capital loss carryforward of approximately $25,005,000 of which $9,123,000, $10,722,000, $4,754,000 and $406,000 will expire on July 31, 2002, 2003, 2004 and 2007, respectively. Approximately $9,858,000, of which $9,123,000 and $735,000 will expire on July 31, 2002 and 2003, respectively, was acquired in the merger and is available to offset future capital gains of the fund to the extent provided by regulations.

FIDELITY GINNIE MAE FUND

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
AMOUNTS IN THOUSANDS (EXCEPT
PER-SHARE AMOUNT)       JANUARY 31, 2000 (UNAUDITED)

ASSETS

Investment in securities, at             $ 1,694,310
value (including repurchase
agreements of $15,351) (cost
$1,780,307) - See
accompanying schedule

Cash                                      90

Receivable for investments                9,974
sold

Receivable for fund shares                4,748
sold

Interest receivable                       10,207

 TOTAL ASSETS                             1,719,329

LIABILITIES

Payable for investments         $ 8,696
purchased Regular delivery

 Delayed delivery                837

Payable for fund shares          5,743
redeemed

Distributions payable            1,635

Accrued management fee           630

Other payables and accrued       420
expenses

 TOTAL LIABILITIES                        17,961

NET ASSETS                               $ 1,701,368

Net Assets consist of:

Paid in capital                          $ 1,829,698

Undistributed net investment              1,853
income

Accumulated undistributed net             (44,186)
realized gain (loss)  on
investments

Net unrealized appreciation               (85,997)
(depreciation) on investments

NET ASSETS, for 166,448                  $ 1,701,368
shares outstanding

NET ASSET VALUE, offering                 $10.22
price and redemption price
per share ($1,701,368
(divided by) 166,448 shares)

STATEMENT OF OPERATIONS
AMOUNTS IN THOUSANDS    SIX
                        MONTHS ENDED JANUARY 31,
                                2000 (UNAUDITED)

INVESTMENT INCOME                       $ 65,402
Interest

EXPENSES

Management fee                 $ 3,849

Transfer agent fees             1,509

Accounting fees and expenses    213

Non-interested trustees'        3
compensation

Custodian fees and expenses     184

Registration fees               46

Audit                           55

Legal                           10

Miscellaneous                   5

 Total expenses before          5,874
reductions

 Expense reductions             (197)    5,677

NET INVESTMENT INCOME                    59,725

REALIZED AND UNREALIZED GAIN             (8,551)
(LOSS)
Net realized gain (loss) on
investment securities

Change in net unrealized                 (31,432)
appreciation (depreciation)
on investment securities

NET GAIN (LOSS)                          (39,983)

NET INCREASE (DECREASE) IN              $ 19,742
NET ASSETS RESULTING  FROM
OPERATIONS

OTHER INFORMATION

Expense reductions FMR                  $ 175
reimbursement

 Custodian credits                       8

 Transfer agent credits                  14

                                        $ 197

STATEMENT OF CHANGES IN NET ASSETS

AMOUNTS IN THOUSANDS             SIX MONTHS ENDED JANUARY 31,  YEAR ENDED JULY 31, 1999
                                 2000 (UNAUDITED)

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment        $ 59,725                      $ 79,191
income

 Net realized gain (loss)         (8,551)                       (3,194)

 Change in net unrealized         (31,432)                      (65,621)
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       19,742                        10,376
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (60,088)                      (73,154)
from net investment income

Share transactions Net            257,746                       875,680
proceeds from sales of shares

 Net asset value of shares        -                             609,769
issued in exchange for the
net   assets of Spartan
Ginnie Mae Fund

 Reinvestment of distributions    49,249                        62,728

 Cost of shares redeemed          (406,719)                     (561,191)

 NET INCREASE (DECREASE) IN       (99,724)                      986,986
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE)       (140,070)                     924,208
IN NET ASSETS

NET ASSETS

 Beginning of period              1,841,438                     917,230

 End of period (including        $ 1,701,368                   $ 1,841,438
undistributed net investment
income of $1,853 and $2,216,
respectively)

OTHER INFORMATION
Shares

 Sold                             24,745                        80,985

 Issued in exchange for           -                             56,971
shares of   Spartan Ginnie
Mae Fund

 Issued in reinvestment of        4,730                         5,828
distributions

 Redeemed                         (39,104)                      (52,070)

 Net increase (decrease)          (9,629)                       91,714


FINANCIAL HIGHLIGHTS

                                 SIX MONTHS ENDED JANUARY 31,  YEARS ENDED JULY 31,
                                 2000

                                 (UNAUDITED)                   1999                  1998      1997      1996      1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 10.460                      $ 10.870              $ 10.850  $ 10.530  $ 10.640  $ 10.360
period

Income from Investment            .345 D                        .689 D                .714 D    .720 D    .688      .721
Operations Net investment
income

Net realized and  unrealized      (.236)                        (.460)                .004      .310      (.107)    .292
gain (loss)

Total from investment             .109                          .229                  .718      1.030     .581      1.013
operations

Less Distributions

From net investment income        (.349)                        (.639)                (.698)    (.710)    (.691)    (.713)

In excess of net realized gain    -                             -                     -         -         -         (.020)

Total distributions               (.349)                        (.639)                (.698)    (.710)    (.691)    (.733)

Net asset value,  end of         $ 10.220                      $ 10.460              $ 10.870  $ 10.850  $ 10.530  $ 10.640
period

TOTAL RETURN B, C                 1.02%                         2.08%                 6.81%     10.11%    5.55%     10.26%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (in    $ 1,701                       $ 1,841               $ 917     $ 822     $ 790     $ 767
millions)

Ratio of expenses to average      .63% A, E                     .64% E                .72% E    .76%      .76%      .75%
net assets

Ratio of expenses to average      .63% A                        .64%                  .72%      .75% F    .75% F    .75%
net assets after expense
reductions

Ratio of net investment           6.60% A                       6.43%                 6.58%     6.75%     6.69%     7.24%
income to average net assets

Portfolio turnover rate           99% A                         73% G                 172%      98%       107%      210%


A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.
G THE PORTFOLIO TURNOVER RATE DOES NOT INCLUDE THE ASSETS ACQUIRED IN
THE MERGER.

FIDELITY GOVERNMENT INCOME FUND

PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in the fund's yield, to measure performance.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED JANUARY 31,      PAST 6 MONTHS  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
2000

FIDELITY GOVERNMENT INCOME     0.40%          -3.01%       36.63%        105.91%

LB Government Bond             0.32%          -2.66%       40.72%        108.99%

General U.S. Government Funds  -0.16%         -3.79%       34.32%        92.70%
Average


CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers Government Bond Index - a market value-weighted index of U.S. Government and government agency securities (other than mortgage securities) with maturities of one year or more. To measure how the fund's performance stacked up against its peers, you can compare it to the general U.S. Government funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six months average represents a peer group of 187 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED JANUARY 31,      PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
2000

FIDELITY GOVERNMENT INCOME     -3.01%       6.44%         7.49%

LB Government Bond             -2.66%       7.07%         7.65%

General U.S. Government Funds  -3.79%       6.07%         6.76%
Average

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

$10,000 OVER 10 YEARS
             Government Income           LB Government Bond
             00054                       LB003
  1990/01/31      10000.00                    10000.00
  1990/02/28      10038.85                    10019.95
  1990/03/31      10051.08                    10017.76
  1990/04/30      10015.66                     9929.40
  1990/05/31      10223.27                    10206.31
  1990/06/30      10365.35                    10367.89
  1990/07/31      10497.74                    10500.53
  1990/08/31      10443.12                    10354.29
  1990/09/30      10521.26                    10453.61
  1990/10/31      10678.32                    10624.40
  1990/11/30      10914.62                    10859.86
  1990/12/31      11096.91                    11027.80
  1991/01/31      11177.36                    11146.19
  1991/02/28      11265.36                    11209.99
  1991/03/31      11312.50                    11266.99
  1991/04/30      11417.40                    11390.64
  1991/05/31      11475.65                    11434.93
  1991/06/30      11448.86                    11418.71
  1991/07/31      11590.62                    11554.20
  1991/08/31      11888.53                    11822.11
  1991/09/30      12160.12                    12070.07
  1991/10/31      12264.42                    12175.74
  1991/11/30      12378.62                    12297.86
  1991/12/31      12868.06                    12716.83
  1992/01/31      12647.81                    12518.85
  1992/02/29      12673.43                    12567.75
  1992/03/31      12590.52                    12494.30
  1992/04/30      12668.84                    12573.01
  1992/05/31      12929.47                    12804.96
  1992/06/30      13150.17                    12988.47
  1992/07/31      13554.58                    13315.79
  1992/08/31      13671.40                    13439.88
  1992/09/30      13852.53                    13629.97
  1992/10/31      13627.49                    13433.31
  1992/11/30      13637.14                    13410.07
  1992/12/31      13893.74                    13635.89
  1993/01/31      14222.92                    13925.50
  1993/02/28      14571.55                    14204.38
  1993/03/31      14648.89                    14251.95
  1993/04/30      14793.66                    14361.57
  1993/05/31      14734.67                    14345.79
  1993/06/30      15097.50                    14664.12
  1993/07/31      15194.06                    14753.57
  1993/08/31      15617.28                    15082.87
  1993/09/30      15678.87                    15140.53
  1993/10/31      15760.26                    15197.75
  1993/11/30      15536.68                    15031.13
  1993/12/31      15605.68                    15089.23
  1994/01/31      15856.94                    15295.76
  1994/02/28      15386.44                    14971.94
  1994/03/31      14976.47                    14635.18
  1994/04/30      14833.80                    14520.08
  1994/05/31      14821.11                    14501.45
  1994/06/30      14742.63                    14468.12
  1994/07/31      15071.78                    14734.06
  1994/08/31      15062.80                    14736.91
  1994/09/30      14767.83                    14529.29
  1994/10/31      14710.38                    14518.33
  1994/11/30      14697.35                    14491.80
  1994/12/31      14793.31                    14579.94
  1995/01/31      15071.03                    14851.35
  1995/02/28      15422.63                    15171.01
  1995/03/31      15508.25                    15266.16
  1995/04/30      15701.73                    15465.67
  1995/05/31      16327.93                    16089.41
  1995/06/30      16442.28                    16212.84
  1995/07/31      16378.16                    16153.21
  1995/08/31      16566.73                    16343.07
  1995/09/30      16719.36                    16500.48
  1995/10/31      16978.22                    16751.73
  1995/11/30      17236.67                    17012.85
  1995/12/31      17466.11                    17254.01
  1996/01/31      17559.59                    17359.91
  1996/02/29      17183.55                    17006.27
  1996/03/31      17039.50                    16864.20
  1996/04/30      16906.18                    16756.56
  1996/05/31      16878.50                    16728.49
  1996/06/30      17076.90                    16944.44
  1996/07/31      17121.19                    16986.32
  1996/08/31      17070.79                    16948.39
  1996/09/30      17358.69                    17229.68
  1996/10/31      17723.97                    17608.74
  1996/11/30      18013.98                    17915.02
  1996/12/31      17830.28                    17732.18
  1997/01/31      17849.57                    17751.91
  1997/02/28      17861.54                    17776.24
  1997/03/31      17668.62                    17588.13
  1997/04/30      17916.96                    17842.02
  1997/05/31      18057.08                    17995.92
  1997/06/30      18249.75                    18197.84
  1997/07/31      18768.57                    18714.37
  1997/08/31      18563.95                    18529.33
  1997/09/30      18853.16                    18807.99
  1997/10/31      19141.48                    19133.34
  1997/11/30      19234.11                    19231.34
  1997/12/31      19422.94                    19432.39
  1998/01/31      19711.22                    19723.10
  1998/02/28      19657.17                    19669.60
  1998/03/31      19712.35                    19725.29
  1998/04/30      19783.40                    19814.08
  1998/05/31      19977.78                    20017.54
  1998/06/30      20191.77                    20245.11
  1998/07/31      20208.07                    20276.46
  1998/08/31      20630.09                    20803.96
  1998/09/30      21151.79                    21364.77
  1998/10/31      21044.49                    21291.98
  1998/11/30      21056.97                    21299.22
  1998/12/31      21090.89                    21346.79
  1999/01/31      21229.77                    21470.67
  1999/02/28      20735.32                    20960.05
  1999/03/31      20813.32                    21042.34
  1999/04/30      20888.78                    21090.02
  1999/05/31      20670.99                    20905.02
  1999/06/30      20598.88                    20862.47
  1999/07/31      20508.14                    20832.24
  1999/08/31      20502.55                    20831.96
  1999/09/30      20711.96                    21001.14
  1999/10/31      20753.21                    21034.82
  1999/11/30      20726.29                    21005.82
  1999/12/31      20615.37                    20869.87
  2000/01/31      20590.91                    20899.08
IMATRL PRASUN   SHR__CHT 20000131 20000209 152003 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Government Income Fund on January 31, 1990. As the chart shows, by January 31, 2000, the value of the investment would have grown to $20,591 - a 105.91% increase on the initial investment. For comparison, look at how the Lehman Brothers Government Bond Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $20,899 - a 108.99% increase.

(checkmark)UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will do
tomorrow. Bond prices, for
example, generally move in
the opposite direction of
interest rates. In turn, the
share price, return and yield
of a fund that invests in bonds
will vary. That means if you
sell your shares during a
market downturn, you might
lose money. But if you can ride
out the market's ups and
downs, you may have a gain.

TOTAL RETURN COMPONENTS

                  SIX MONTHS ENDED JANUARY 31,  YEARS ENDED JULY 31,

                  2000                          1999                  1998   1997   1996    1995

Dividend returns  3.02%                         5.89%                 6.04%  7.22%  6.58%   6.78%

Capital returns   -2.62%                        -4.41%                1.63%  2.40%  -2.04%   1.89%

Total returns     0.40%                         1.48%                 7.67%  9.62%  4.54%   8.67%


TOTAL RETURN COMPONENTS include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the fund. A capital return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains, if any, paid by the fund, are reinvested.

DIVIDENDS AND YIELD

PERIODS ENDED JANUARY 31, 2000   PAST 1 MONTH  PAST 6 MONTHS  PAST 1 YEAR

Dividends per share              4.89(cents)   28.93(cents)   56.66(cents)

Annualized dividend rate         6.20%         6.07%          5.89%

30-day annualized yield          6.52%         -              -

DIVIDENDS per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $9.29 over the past one month, $9.45 over the past six months and $9.62 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized YIELD is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis.

FIDELITY GOVERNMENT INCOME FUND

FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP

Persistent concerns about inflation,
a series of interest-rate hikes by the
Federal Reserve Board and a strong
U.S. economy were just three of the
challenges faced by the taxable
bond market in the six-month
period ending January 31, 2000.
All investment-grade spread sectors
outperformed comparable duration
Treasuries during this time frame.
The bellwether 30-year Treasury's
total return fell 3.51%, while the
Lehman Brothers Aggregate Bond
Index, a popular measure of taxable
bond performance, closed the period
up 0.66%. Troubles for 30-year
Treasuries were further compounded
in January when, for the first time
since 1994, the yield curve became
inverted, meaning the long bond
offered a lower yield than shorter
duration Treasuries. Of the spread
sectors, mortgages turned in the
strongest performance, thanks to a
relatively high housing turnover rate
and declining prepayment activity
in the second half of 1999. The
Lehman Brothers Mortgage-Backed
Securities Index posted a 1.13%
six-month return. Corporates also
enjoyed positive performance,
shaking off an excess supply scare
in the summer and riding investors'
strong demand to a 0.52% return
for the period, as measured by
the Lehman Brothers Corporate Bond
Index. Finally, agency securities
benefited from the additional
liquidity provided by issuing
larger-denominated securities in
response to waning Treasury issuance,
helping the Lehman Brothers U.S.
Agency Index to a 0.47% return.

An interview with Tom Silvia, Portfolio Manager of Fidelity Government
Income Fund

Q. HOW DID THE FUND PERFORM, TOM?

A. For the six-month period that ended January 31, 2000, the fund provided a total return of 0.40%. To get a sense of how the fund did relative to its competitors, the general U.S. government funds average returned -0.16% for the same six-month period, according to Lipper Inc. Additionally, the Lehman Brothers Government Bond Index - which tracks the types of securities in which the fund invests - returned 0.32% for the same six-month period. For the 12-month period ended January 31, 2000, the fund returned -3.01%. In comparison, the U.S. government funds average returned -3.79% and the Lehman Brothers index returned -2.66% for the same 12-month period.

Q. HOW DID THE FUND OUTPACE ITS PEERS AND ITS BENCHMARK DURING THE PAST SIX MONTHS?

A. The way in which the fund's holdings were allocated across three sectors - U.S. Treasuries, government agency securities and mortgages
- was the key to its strong relative performance. Compared with its peers, the fund had a smaller stake in Treasury securities, which underperformed both agency and mortgage securities during the past six months. Compared to the Lehman Brothers Government Bond Index, the fund had a smaller exposure to Treasuries and a larger exposure to better-performing agency securities. At the end of January, U.S. agency securities made up about half of the fund's investments, but only about 22% of the index. Treasuries, on the other hand, made up only about 23% of the fund, but 78% of the index. Most importantly, however, the fund had roughly one-quarter of its investments in mortgage securities, which are not included in the Lehman Brothers index but outpaced both Treasury and agency securities.

Q. WHY DID MORTGAGE SECURITIES PERFORM THE BEST?

A. Mortgage securities did relatively well because prepayment risk essentially evaporated. Rising interest rates dramatically reduced home loan refinancing activity, which ultimately curtailed the amount of mortgage prepayment activity. Mortgage security investors generally dislike waves of refinancing and mortgage prepayment because it potentially places them in the unenviable position of being forced to forfeit higher-yielding securities, leaving them to re-invest the proceeds at lower rates. As interest rates rose, however, investors sought out the relatively high yields offered by mortgage securities compared to Treasury securities.

Q. WITHIN THE MORTGAGE MARKET, WHAT TYPES OF SECURITIES DID YOU
EMPHASIZE?

A. I emphasized more recently issued securities with coupons of 7.0%, which I added last summer at attractive prices and yields. They performed relatively well as investors sought them out for their attractive amount of incremental yield over lower coupon bonds, plus their rate of prepayment was declining a lot faster than higher coupon bonds. In addition, I reduced the fund's stake in 15-year securities - which tend to experience less prepayment volatility - and replaced them with higher-yielding 30-year mortgage securities.

Q. WHAT AGENCY SECURITIES WERE MOST ATTRACTIVE DURING THE PAST SIX
MONTHS?

A. I concentrated my purchases in callable securities - which can be redeemed by their issuer prior to maturity. Callable agency securities were priced more cheaply and offered higher yields than their non-callable counterparts. Rising interest rates have reduced the financial incentive for issuers to call away debt, making callable securities even that much more attractive during the past six months.

Q. WERE THERE ANY DISAPPOINTMENTS DURING THE PERIOD?

A. The fund's stake in intermediate-maturity securities didn't do as well as I expected. I focused on intermediate-term securities because I felt that they offered an adequate amount of yield given their interest-rate sensitivity. However, a potential decline in the supply of long-term Treasuries - the result of the U.S. Treasury Department's decision to buy back some of its older debt and issue less new debt - resulted in stronger demand and higher prices for long-maturity Treasuries, despite the fact that interest rates moved higher. Intermediate-term securities, on the other hand, did not enjoy the same strong demand and positive price performance.

Q. WHAT'S YOUR OUTLOOK?

A. In my view, mortgage and agency securities offered very attractive values at the end of the period. Even though Treasuries outpaced agency and mortgages in the final weeks of the period, I think the reverse will be true over longer periods. Both agency and mortgage securities carry relatively high yields compared with U.S. Treasury securities, an advantage that should help them perform well over time.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

(checkmark)FUND FACTS

GOAL: a high level of current
income consistent with
preservation of principal

FUND NUMBER: 054

TRADING SYMBOL: FGOVX

START DATE: April 4, 1979

SIZE: as of January 31,
2000, more than $1.5
billion

MANAGER: Tom Silvia, since
1998; manager, various Fidelity
and Spartan government
funds; joined Fidelity in
1993

TOM SILVIA ON THE REDUCTION
IN THE SUPPLY OF U.S.
TREASURY SECURITIES:

"Despite the fact that interest
rates were on the upswing, 30-year
Treasury bonds posted strong
gains in the final week of trading in
January 2000. Intense buying of the
30-year bond was sparked by the
U.S. Treasury Department
unveiling of its plan to trim
outstanding government debt by
buying back some older Treasury
securities. Demand intensified
just days later when the Treasury
said it also planned to cut its sales
of new 30-year bonds. The news
sent investors rushing to sell
shorter-maturity Treasury
securities and other types of bonds,
including mortgage and agency
securities. As their prices moved
lower, the agency and mortgage
security yields moved higher.
Given their yield advantage as of the
end of January 2000, I believe that
agency and mortgage securities can
outpace their Treasury
counterparts once investors
become more comfortable with the
reduction in Treasury supply."

FIDELITY GOVERNMENT INCOME FUND

INVESTMENT CHANGES


COUPON DISTRIBUTION AS OF
JANUARY 31, 2000

                           % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS  6
                                                    MONTHS AGO

Less than 5%                0.1                      0.0

5 - 5.99%                   20.7                     22.1

6 - 6.99%                   23.6                     24.8

7 - 7.99%                   14.7                     10.8

8 - 8.99%                   27.3                     25.3

9 - 9.99%                   7.7                      8.1

10% and over                3.8                      4.5

COUPON DISTRIBUTION SHOWS THE RANGE OF STATED INTEREST RATES ON THE FUND'S INVESTMENTS, EXCLUDING SHORT-TERM INVESTMENTS.

AVERAGE YEARS TO MATURITY AS
OF JANUARY 31, 2000

                                     6 MONTHS AGO

Years                          9.1   8.6

AVERAGE YEARS TO MATURITY IS BASED ON THE AVERAGE TIME REMAINING UNTIL PRINCIPAL PAYMENTS ARE EXPECTED FROM EACH OF THE FUND'S BONDS,
WEIGHTED BY DOLLAR AMOUNT.

DURATION AS OF JANUARY 31, 2000

                                        6 MONTHS AGO

Years                             5.1   5.3

DURATION SHOWS HOW MUCH A BOND FUND'S PRICE FLUCTUATES WITH CHANGES IN COMPARABLE INTEREST RATES.
IF RATES RISE 1%, FOR EXAMPLE, A FUND WITH A FIVE-YEAR DURATION IS LIKELY TO LOSE ABOUT 5% OF ITS VALUE. OTHER FACTORS ALSO CAN INFLUENCE A BOND FUND'S PERFORMANCE AND SHARE PRICE. ACCORDINGLY, A BOND FUND'S ACTUAL PERFORMANCE MAY DIFFER FROM THIS EXAMPLE.

ASSET ALLOCATION (% OF FUND'S
NET ASSETS)

AS OF JANUARY 31, 2000                                        AS OF JULY 31, 1999

Mortgage  Securities            22.6%                         Mortgage  Securities             20.2%

CMOs and Other Mortgage                                       CMOs and Other Mortgage
Related Securities               1.8%                         Related Securities                3.5%

U.S. Treasury  Obligations      22.5%                         U.S. Treasury  Obligations       25.4%

U.S. Government  Agency                                       U.S. Government  Agency
Obligations                     49.2%                         Obligations                      48.0%

Short-Term  Investments and                                   Short-Term  Investments and
Net Other Assets                 3.9%                         Net Other Assets                  2.9%

Row: 1, Col: 1, Value: 22.6                                   Row: 1, Col: 1, Value: 20.2
Row: 1, Col: 2, Value: 0.0                                    Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 1.8                                    Row: 1, Col: 3, Value: 3.5
Row: 1, Col: 4, Value: 0.0                                    Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 22.5                                   Row: 1, Col: 5, Value: 25.4
Row: 1, Col: 6, Value: 0.0                                    Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 49.2                                   Row: 1, Col: 7, Value: 48.0
Row: 1, Col: 8, Value: 3.9                                    Row: 1, Col: 8, Value: 2.9



PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.

FIDELITY GOVERNMENT INCOME FUND

INVESTMENTS JANUARY 31, 2000 (UNAUDITED)

Showing Percentage of Net Assets



U.S. GOVERNMENT AND
GOVERNMENT AGENCY
OBLIGATIONS - 71.7%

                                     PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

U.S. GOVERNMENT AGENCY
OBLIGATIONS - 49.2%

Fannie Mae:

5.125% 2/13/04                       $ 28,000                             $ 25,970

5.25% 1/15/09                         16,000                               13,825

5.45% 2/4/02                          12,000                               11,602

6% 5/15/08                            3,000                                2,760

6.25% 5/15/29                         55,300                               48,059

6.5% 8/15/04                          52,660                               51,212

6.5% 4/29/09                          41,000                               37,996

Farm Credit Systems Financial
Assistance Corp.:

8.8% 6/10/05                          10,983                               11,687

9.375% 7/21/03                        19,037                               20,265

Federal Agricultural Mortgage         3,000                                3,104
Corp. 8.07% 7/17/06

Federal Farm Credit Bank              1,000                                1,001
7.35% 3/24/05

Federal Home Loan Bank:

5.285% 9/22/05                        19,230                               17,388

5.595% 3/27/01                        11,100                               10,961

5.78% 8/24/05                         49,925                               46,438

5.785% 2/9/05                         26,900                               25,177

5.875% 8/15/01                        27,000                               26,595

6.07% 5/2/06                          1,500                                1,411

9.5% 2/25/04                          2,355                                2,538

Financing Corp. - coupon              1,989                                1,348
STRIPS 0% 8/3/05

Freddie Mac:

6.25% 7/15/04                         16,000                               15,400

6.625% 9/15/09                        10,000                               9,502

6.875% 1/15/05                        90                                   89

7.625% 9/9/09                         50,255                               49,242

Government Loan Trusts                12,663                               13,046
(assets of Trust guaranteed
by U.S. Government through
Agency for International
Development) 8.5% 4/1/06

Government Trust Certificates
(assets of Trust guaranteed
by U.S. Government through
Defense Security Assistance
Agency):

Class 1-C, 9.25% 11/15/01             29,827                               30,465

Class 2-E, 9.4% 5/15/02               10,096                               10,334

Class T-3, 9.625% 5/15/02             8,812                                9,032

U.S. GOVERNMENT AND
GOVERNMENT AGENCY
OBLIGATIONS - CONTINUED

                                     PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

U.S. GOVERNMENT AGENCY
OBLIGATIONS - CONTINUED

Guaranteed Export Trust
Certificates (assets of
Trust guaranteed by U.S.
Government through Export-
Import Bank):

Series 1994-A, 7.12% 4/15/06         $ 10,949                             $ 10,750

Series 1994-F, 8.187% 12/15/04        7,403                                7,528

Series 1995-A, 6.28% 6/15/04          6,939                                6,786

Series 1995-B, 6.13% 6/15/04          17,219                               16,785

Series 1996-A, 6.55% 6/15/04          10,482                               10,312

Guaranteed Trade Trust
Certificates (assets of
Trust guaranteed by U.S.
Government through Export-
Import Bank):

Series 1994-A, 7.39% 6/26/06          28,167                               28,082

Series 1994-B, 7.5% 1/26/06           6,894                                6,932

Israel Export Trust                   6,201                                6,182
Certificates (assets of
Trust guaranteed by U.S.
Government through
Export-Import Bank) Series
1994-1, 6.88% 1/26/03

Overseas Private Investment
Corp. U.S. Government
guaranteed participation
certificate:

Series 1994-195, 6.08%                7,638                                7,484
8/15/04 (callable)

Series 1998-196A, 5.926%              12,237                               11,899
6/15/05

Private Export Funding Corp.:

secured:

5.8% 2/1/04                           1,539                                1,502

5.82% 6/15/03 (a)                     21,500                               20,423

5.31% 11/15/03 (a)                    41,500                               38,744

State of Israel (guaranteed
by U.S. Government through
Agency for International
Development):

5.625% 9/15/03                        40,680                               38,539

5.75% 3/15/00                         1,600                                1,599

6.6% 2/15/08                          25,515                               24,713

6.625% 8/15/03                        15,190                               14,873

Student Loan Marketing                4,190                                3,942
Association 6.125% 12/1/05

U.S. Department of Housing
and Urban Development
government guaranteed
participation certificates
Series 1999-A:

5.75% 8/1/06                          9,300                                8,501

5.96% 8/1/09                          9,930                                9,046

U.S. Trade Trust Certificates         4,360                                4,442
(assets of Trust guaranteed
by U.S. Government through
Export-Import Bank) 8.17%
1/15/07

TOTAL U.S. GOVERNMENT AGENCY                                               775,511
OBLIGATIONS

U.S. GOVERNMENT AND
GOVERNMENT AGENCY
OBLIGATIONS - CONTINUED

                                     PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

U.S. TREASURY OBLIGATIONS -
22.5%

U.S. Treasury Bonds:

8.75% 5/15/17                        $ 218,565                            $ 263,028

8.875% 8/15/17                        59,500                               72,460

14% 11/15/11                          14,600                               20,169

TOTAL U.S. TREASURY                                                        355,657
OBLIGATIONS

TOTAL U.S. GOVERNMENT AND                                                  1,131,168
GOVERNMENT AGENCY OBLIGATIONS
(Cost $1,198,000)

U.S. GOVERNMENT AGENCY -
MORTGAGE SECURITIES - 22.6%



FANNIE MAE - 14.3%

5.5% 5/1/09 to 3/1/24                 7,261                                6,482

6% 11/1/09 to 7/1/20                  13,219                               12,474

6.5% 10/1/28 to 6/1/29                38,735                               35,951

7% 7/1/13 to 10/1/29                  73,845                               70,388

7.5% 3/1/29 to 2/1/30                 63,366                               61,872

8% 1/1/22                             806                                  802

9% 5/1/14                             12,327                               12,446

9.5% 11/15/09 to 10/1/20              11,425                               12,017

10% 8/1/10                            764                                  792

11% 3/1/10                            474                                  499

11.5% 6/1/19 to 5/1/28                11,387                               12,533

                                                                           226,256

FREDDIE MAC - 2.6%

5% 1/1/09 to 6/1/09                   4,574                                4,226

8% 1/1/10 to 6/1/11                   672                                  669

8.5% 8/1/08 to 12/1/29                22,643                               23,073

9% 8/1/09 to 12/1/10                  711                                  729

9.75% 8/1/14                          799                                  836

10.5% 7/1/20 to 12/1/20               11,040                               11,715

                                                                           41,248

GOVERNMENT NATIONAL MORTGAGE
ASSOCIATION - 5.7%

6% 7/15/08 to 12/15/10                37,045                               35,021

8% 11/15/06 to 12/15/23               19,653                               19,734

U.S. GOVERNMENT AGENCY -
MORTGAGE SECURITIES -
CONTINUED

                                     PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

GOVERNMENT NATIONAL MORTGAGE
ASSOCIATION - CONTINUED

9.5% 7/15/09 to 2/15/25              $ 19,418                             $ 20,517

10% 12/15/09 to 1/15/26               13,215                               14,151

                                                                           89,423

TOTAL U.S. GOVERNMENT AGENCY                                               356,927
- MORTGAGE SECURITIES
(Cost $367,915)

COLLATERALIZED MORTGAGE
OBLIGATIONS - 1.8%



U.S. GOVERNMENT AGENCY - 1.8%

Fannie Mae REMIC planned
amortization class:

Series 1991-170 Class E, 8%           2,906                                2,936
12/25/06

Series 1994-72 Class G, 6%            14,425                               14,028
10/25/19

Federal Home Loan Mortgage            10,628                               10,519
Corp. 6% 10/15/06

TOTAL COLLATERALIZED MORTGAGE                                              27,483
OBLIGATIONS
(Cost $28,096)


CASH EQUIVALENTS - 2.0%

                                      MATURITY AMOUNT (000S)

Investments in repurchase             $ 32,118                              32,113
agreements (U.S. Government
obligations), in a joint
trading account at 5.8%,
dated 1/31/00 due 2/1/00
(Cost $32,113)

TOTAL INVESTMENT PORTFOLIO -                                                1,547,691
98.1%
(Cost $1,626,124)

NET OTHER ASSETS - 1.9%                                                     29,569

NET ASSETS - 100%                                                         $ 1,577,260


LEGEND

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $59,167,000 or 3.8% of net assets.

OTHER INFORMATION

Purchases and sales of long-term U.S. government and government agency obligations aggregated $841,927,000 and $817,648,000, respectively.

INCOME TAX INFORMATION

At January 31, 2000, the aggregate cost of investment securities for income tax purposes was $1,628,055,000. Net unrealized depreciation aggregated $80,364,000, of which $16,000 related to appreciated investment securities and $80,380,000 related to depreciated investment securities.

FIDELITY GOVERNMENT INCOME FUND

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
AMOUNTS IN THOUSANDS (EXCEPT
PER-SHARE AMOUNT)                JANUARY
                                 31, 2000 (UNAUDITED)

ASSETS

Investment in securities, at              $ 1,547,691
value (including repurchase
agreements of $32,113) (cost
$1,626,124) - See
accompanying schedule

Receivable for investments                 21,131
sold

Receivable for fund shares                 4,673
sold

Interest receivable                        24,622

 TOTAL ASSETS                              1,598,117

LIABILITIES

Payable for investments         $ 15,348
purchased

Payable for fund shares          3,997
redeemed

Distributions payable            608

Accrued management fee           560

Other payables and accrued       344
expenses

 TOTAL LIABILITIES                         20,857

NET ASSETS                                $ 1,577,260

Net Assets consist of:

Paid in capital                           $ 1,689,517

Undistributed net investment               4,325
income

Accumulated undistributed net              (38,149)
realized gain (loss)  on
investments

Net unrealized appreciation                (78,433)
(depreciation) on investments

NET ASSETS, for 169,847                   $ 1,577,260
shares outstanding

NET ASSET VALUE, offering                  $9.29
price and redemption price
per share ($1,577,260
(divided by) 169,847 shares)

STATEMENT OF OPERATIONS
AMOUNTS IN THOUSANDS   SIX
                       MONTHS ENDED JANUARY 31,
                               2000 (UNAUDITED)

INVESTMENT INCOME                      $ 55,010
Interest

Security lending                        28

 Total income                           55,038

EXPENSES

Management fee                $ 3,406

Transfer agent fees            1,636

Accounting and security        173
lending fees

Non-interested trustees'       2
compensation

Custodian fees and expenses    46

Registration fees              33

Audit                          19

Legal                          10

Miscellaneous                  4

 Total expenses before         5,329
reductions

 Expense reductions            (59)     5,270

NET INVESTMENT INCOME                   49,768

REALIZED AND UNREALIZED GAIN            (20,124)
(LOSS)
Net realized gain (loss) on
investment securities

Change in net unrealized                (24,465)
appreciation (depreciation)
on investment securities

NET GAIN (LOSS)                         (44,589)

NET INCREASE (DECREASE) IN             $ 5,179
NET ASSETS RESULTING  FROM
OPERATIONS

OTHER INFORMATION

Expense reductions Custodian           $ 5
credits

 Transfer agent credits                 54

                                       $ 59

STATEMENT OF CHANGES IN NET ASSETS

AMOUNTS IN THOUSANDS             SIX MONTHS ENDED JANUARY 31,  YEAR ENDED JULY 31, 1999
                                 2000 (UNAUDITED)

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment        $ 49,768                      $ 92,703
income

 Net realized gain (loss)         (20,124)                      (11,048)

 Change in net unrealized         (24,465)                      (67,679)
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       5,179                         13,976
NET ASSETS RESULTING  FROM
OPERATIONS

Distributions to shareholders     (48,740)                      (94,127)
from net investment income

Share transactions Net            413,746                       1,430,122
proceeds from sales of shares

 Reinvestment of distributions    44,517                        85,177

 Cost of shares redeemed          (417,674)                     (1,107,827)

 NET INCREASE (DECREASE) IN       40,589                        407,472
NET ASSETS RESULTING  FROM
SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE)       (2,972)                       327,321
IN NET ASSETS

NET ASSETS

 Beginning of period              1,580,232                     1,252,911

 End of period (including        $ 1,577,260                   $ 1,580,232
undistributed net investment
income of $4,325 and $3,297,
respectively)

OTHER INFORMATION
Shares

 Sold                             43,873                        142,123

 Issued in reinvestment of        4,718                         8,543
distributions

 Redeemed                         (44,352)                      (110,604)

 Net increase (decrease)          4,239                         40,062




                                 SIX MONTHS ENDED JANUARY 31,  YEARS ENDED JULY 31,
                                 2000

 FINANCIAL HIGHLIGHTS            (UNAUDITED)                   1999                  1998 F      1997 G   1996 G   1995 G

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 9.540                       $ 9.980               $ 9.760     $ 9.620  $ 9.890  $ 9.330
period

Income from Investment            .289 D                        .588 D                .481 D      .625 D   .670     .625
Operations Net investment
income

 Net realized and unrealized      (.250)                        (.429)                .208        .175     (.299)   .564
gain (loss)

 Total from investment            .039                          .159                  .689        .800     .371     1.189
operations

Less Distributions

 From net investment income       (.289)                        (.599)                (.469)      (.660)   (.641)   (.609)

 From net realized gain           -                             -                     -           -        -        -

 In excess of net realized        -                             -                     -           -        -        (.020)
gain

 Total distributions              (.289)                        (.599)                (.469)      (.660)   (.641)   (.629)

Net asset value, end of period   $ 9.290                       $ 9.540               $ 9.980     $ 9.760  $ 9.620  $ 9.890

TOTAL RETURN B, C                 0.40%                         1.48%                 7.19%       8.61%    3.82%    13.21%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (in    $ 1,577                       $ 1,580               $ 1,253     $ 1,023  $ 949    $ 897
millions)

Ratio of expenses to average      .67% A                        .68%                  .69% A      .73%     .72%     .71%
net assets

Ratio of expenses to average      .66% A, E                     .67% E                .68% A, E   .72% E   .71% E   .71%
net assets after  expense
reductions

Ratio of net investment           6.22% A                       5.91%                 5.82% A     6.48%    6.52%    6.36%
income to average net assets

Portfolio turnover rate           105% A                        168%                  289% A      199%     124%     391%



 FINANCIAL HIGHLIGHTS            1994 G

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 10.870
period

Income from Investment            .626
Operations Net investment
income

 Net realized and unrealized      (1.225)
gain (loss)

 Total from investment            (.599)
operations

Less Distributions

 From net investment income       (.631)

 From net realized gain           (.310)

 In excess of net realized        -
gain

 Total distributions              (.941)

Net asset value, end of period   $ 9.330

TOTAL RETURN B, C                 (5.81)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (in    $ 614
millions)

Ratio of expenses to average      .69%
net assets

Ratio of expenses to average      .69%
net assets after  expense
reductions

Ratio of net investment           6.26%
income to average net assets

Portfolio turnover rate           402%


A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.
F FOR THE TEN MONTHS ENDED JULY 31, 1998.
G YEARS ENDED SEPTEMBER 30.

SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL
STATEMENTS.

FIDELITY INTERMEDIATE GOVERNMENT INCOME FUND

PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in its yield, to measure performance. If Fidelity had not reimbursed certain fund expenses, the total returns and dividends would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED JANUARY 31,   PAST 6 MONTHS  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
2000

FIDELITY INTERMEDIATE GOVT  0.78%          -0.19%       35.68%        87.77%
INCOME

LB Int Government Bond      0.61%          -0.29%       37.11%        99.21%

Short-Intermediate U.S.     0.72%          -0.21%       31.36%        87.17%
Government Funds Average


CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the Lehman Brothers Intermediate Government Bond Index - a market value-weighted index of U.S. Government fixed-rate debt issues with maturities between one and 10 years. To measure how the fund's performance stacked up against its peers, you can compare it to the short-intermediate U.S. Government funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper, Inc. The past six months average represents a peer group of 92 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED JANUARY 31,   PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
2000

FIDELITY INTERMEDIATE GOVT  -0.19%       6.29%         6.50%
INCOME

LB Int Government Bond      -0.29%       6.52%         7.14%

Short-Intermediate U.S.     -0.21%       5.60%         6.46%
Government Funds Average

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

$10,000 OVER 10 YEARS
             Intermediate Govt Income    LB Govt Intermediate
             00452                       LB008
  1990/01/31      10000.00                    10000.00
  1990/02/28      10055.31                    10037.04
  1990/03/31      10078.93                    10048.94
  1990/04/30      10093.81                    10015.21
  1990/05/31      10245.27                    10229.71
  1990/06/30      10343.20                    10364.18
  1990/07/31      10466.18                    10509.46
  1990/08/31      10508.76                    10471.54
  1990/09/30      10592.81                    10565.23
  1990/10/31      10702.57                    10712.27
  1990/11/30      10827.98                    10873.64
  1990/12/31      10926.81                    11024.21
  1991/01/31      11048.68                    11137.52
  1991/02/28      11134.83                    11204.97
  1991/03/31      11226.63                    11266.92
  1991/04/30      11323.28                    11383.32
  1991/05/31      11381.81                    11447.47
  1991/06/30      11426.92                    11456.95
  1991/07/31      11557.75                    11581.06
  1991/08/31      11701.43                    11800.85
  1991/09/30      11820.24                    12001.45
  1991/10/31      11968.00                    12138.79
  1991/11/30      12011.48                    12281.20
  1991/12/31      12228.30                    12579.69
  1992/01/31      12168.97                    12458.67
  1992/02/29      12241.06                    12497.46
  1992/03/31      12226.38                    12447.64
  1992/04/30      12317.19                    12559.41
  1992/05/31      12440.28                    12746.79
  1992/06/30      12536.41                    12930.43
  1992/07/31      12572.59                    13178.43
  1992/08/31      12723.88                    13313.13
  1992/09/30      12811.56                    13496.54
  1992/10/31      12758.98                    13334.51
  1992/11/30      12818.03                    13280.28
  1992/12/31      12933.18                    13451.35
  1993/01/31      13044.18                    13701.34
  1993/02/28      13187.39                    13903.27
  1993/03/31      13256.88                    13954.41
  1993/04/30      13342.66                    14063.53
  1993/05/31      13386.70                    14025.18
  1993/06/30      13527.11                    14228.21
  1993/07/31      13573.09                    14256.87
  1993/08/31      13674.67                    14469.16
  1993/09/30      13721.64                    14528.02
  1993/10/31      13753.00                    14562.41
  1993/11/30      13661.82                    14490.32
  1993/12/31      13763.32                    14550.28
  1994/01/31      13906.58                    14694.02
  1994/02/28      13776.02                    14492.31
  1994/03/31      13599.09                    14280.90
  1994/04/30      13532.96                    14188.53
  1994/05/31      13518.96                    14198.67
  1994/06/30      13514.20                    14201.53
  1994/07/31      13650.81                    14388.03
  1994/08/31      13691.07                    14429.92
  1994/09/30      13661.42                    14310.66
  1994/10/31      13677.46                    14313.52
  1994/11/30      13645.99                    14249.81
  1994/12/31      13632.65                    14296.33
  1995/01/31      13838.64                    14528.90
  1995/02/28      14039.62                    14809.09
  1995/03/31      14106.44                    14890.66
  1995/04/30      14273.04                    15063.27
  1995/05/31      14642.70                    15488.07
  1995/06/30      14731.87                    15586.61
  1995/07/31      14764.13                    15594.11
  1995/08/31      14888.43                    15722.85
  1995/09/30      14997.33                    15828.23
  1995/10/31      15200.26                    16001.72
  1995/11/30      15372.00                    16196.82
  1995/12/31      15531.82                    16356.64
  1996/01/31      15663.87                    16494.64
  1996/02/29      15512.17                    16320.27
  1996/03/31      15425.81                    16245.76
  1996/04/30      15382.14                    16198.36
  1996/05/31      15373.41                    16189.98
  1996/06/30      15521.49                    16354.44
  1996/07/31      15575.05                    16405.14
  1996/08/31      15594.38                    16423.88
  1996/09/30      15793.37                    16636.17
  1996/10/31      16060.61                    16908.87
  1996/11/30      16263.59                    17113.00
  1996/12/31      16174.52                    17020.85
  1997/01/31      16233.50                    17086.33
  1997/02/28      16266.55                    17114.10
  1997/03/31      16161.55                    17016.67
  1997/04/30      16336.80                    17208.68
  1997/05/31      16464.56                    17342.71
  1997/06/30      16608.45                    17491.07
  1997/07/31      16908.32                    17813.59
  1997/08/31      16863.63                    17745.47
  1997/09/30      17058.44                    17938.36
  1997/10/31      17237.92                    18147.35
  1997/11/30      17291.72                    18187.25
  1997/12/31      17419.27                    18335.39
  1998/01/31      17635.98                    18574.58
  1998/02/28      17630.97                    18554.96
  1998/03/31      17685.56                    18612.72
  1998/04/30      17774.49                    18701.56
  1998/05/31      17885.98                    18830.08
  1998/06/30      17996.68                    18956.84
  1998/07/31      18054.36                    19029.80
  1998/08/31      18313.72                    19389.80
  1998/09/30      18703.70                    19842.16
  1998/10/31      18708.29                    19875.01
  1998/11/30      18654.65                    19814.16
  1998/12/31      18716.96                    19891.32
  1999/01/31      18813.24                    19979.94
  1999/02/28      18578.09                    19705.92
  1999/03/31      18677.54                    19836.74
  1999/04/30      18753.43                    19890.36
  1999/05/31      18635.32                    19768.31
  1999/06/30      18632.22                    19797.06
  1999/07/31      18631.69                    19799.83
  1999/08/31      18648.77                    19827.62
  1999/09/30      18823.79                    19997.50
  1999/10/31      18845.08                    20037.28
  1999/11/30      18864.01                    20051.25
  1999/12/31      18837.30                    19988.15
  2000/01/31      18776.83                    19921.13
IMATRL PRASUN   SHR__CHT 20000131 20000209 152140 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Intermediate Government Income Fund on January 31, 1990. As the chart shows, by January 31, 2000, the value of the investment would have grown to $18,777 - an 87.77% increase on the initial investment. For comparison, look at how the Lehman Brothers Intermediate Government Bond Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $19,921 - a 99.21% increase.

(checkmark)UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will do
tomorrow. Bond prices, for
example, generally move in the
opposite direction of interest
rates. In turn, the share price,
return and yield of a fund that
invests in bonds will vary.
That means if you sell your
shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.

TOTAL RETURN COMPONENTS

                  SIX MONTHS ENDED JANUARY 31,  YEARS ENDED JULY 31,

                  2000                          1999                  1998    1997   1996    1995

Dividend returns  3.21%                         6.47%                 6.88%   7.11%  6.62%   6.60%

Capital returns   -2.43%                        -3.27%                -0.10%  1.45%  -1.13%  1.56%

Total returns     0.78%                         3.20%                 6.78%   8.56%  5.49%   8.16%


TOTAL RETURN COMPONENTS include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the fund. A capital return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains, if any, paid by the fund are reinvested.

DIVIDENDS AND YIELD

PERIODS ENDED JANUARY 31,  PAST 1 MONTH  PAST 6 MONTHS  PAST 1 YEAR
2000

Dividends per share        5.01(cents)   30.40(cents)   59.93(cents)

Annualized dividend rate   6.37%         6.42%          6.30%

30-day annualized yield    6.60%         -              -

DIVIDENDS per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $9.26 over the past one month, $9.39 over the past six months and $9.51 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized YIELD is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. If Fidelity had not reimbursed certain fund expenses, the yield would have been 6.58%.

FIDELITY INTERMEDIATE GOVERNMENT INCOME FUND

FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP

Persistent concerns about inflation,
a series of interest-rate hikes by the
Federal Reserve Board and a strong
U.S. economy were just three of the
challenges faced by the taxable
bond market in the six-month
period ending January 31, 2000.
All investment-grade spread sectors
outperformed comparable duration
Treasuries during this time frame.
The bellwether 30-year Treasury's
total return fell 3.51%, while the
Lehman Brothers Aggregate Bond
Index, a popular measure of taxable
bond performance, closed the period
up 0.66%. Troubles for 30-year
Treasuries were further compounded
in January when, for the first time
since 1994, the yield curve became
inverted, meaning the long bond
offered a lower yield than shorter
duration Treasuries. Of the spread
sectors, mortgages turned in the
strongest performance, thanks to a
relatively high housing turnover rate
and declining prepayment activity
in the second half of 1999. The
Lehman Brothers Mortgage-Backed
Securities Index posted a 1.13%
six-month return. Corporates also
enjoyed positive performance,
shaking off an excess supply scare
in the summer and riding investors'
strong demand to a 0.52% return
for the period, as measured by
the Lehman Brothers Corporate Bond
Index. Finally, agency securities
benefited from the additional
liquidity provided by issuing
larger-denominated securities in
response to waning Treasury issuance,
helping the Lehman Brothers U.S.
Agency Index to a 0.47% return.

(photograph of Andrew Dudley)

An interview with Andrew Dudley, Portfolio Manager of Fidelity
Intermediate Government Income Fund

Q. HOW DID THE FUND PERFORM, ANDY?

A. Against a difficult investment backdrop, the fund performed in line with its peers and its benchmark. For the six-month period that ended January 31, 2000, the fund provided a total return of 0.78%. To get a sense of how the fund did relative to its competitors, the short-intermediate U.S. government funds average returned 0.72% for the same six-month period, according to Lipper Inc. Additionally, the Lehman Brothers Intermediate Government Bond Index, which tracks the types of securities in which the fund invests, returned 0.61% for the same six-month period. For the 12-month period ended January 31, 2000, the fund returned -0.19%. In comparison, the short-intermediate U.S. government funds average returned -0.21% and the Lehman Brothers index fell 0.29% for the same 12-month period.

Q. HOW DID THE THREE SECTORS IN WHICH THE FUND INVESTS - TREASURY, AGENCY AND MORTGAGE SECURITIES - PERFORM DURING THE PAST SIX MONTHS AND WHY?

A. While all three were hurt by rising interest rates, mortgage securities were the best performers, followed by agency securities and Treasuries. Mortgage securities were lifted by the fact that the rate of mortgage prepayments declined dramatically in response to fewer home loan refinancings. Investors dislike mortgage security prepayments because it potentially forces them to relinquish higher-yielding securities and re-invest when securities carry lower rates. Since interest rates were on the upswing during the past six months, the demand for mortgage securities increased as the risk of prepayment risk diminished. Turning to agency securities, fears of an agency supply glut put them on shaky ground throughout the third quarter of 1999, although they enjoyed much better performance during the past several months when supply diminished. Treasuries proved to be the most sensitive to rising interest rates, and generally posted the largest losses as a result.

Q. HOW DID YOU ALLOCATE THE FUND'S INVESTMENTS DURING THE PAST SIX
MONTHS?

A. The fund maintained a relatively large exposure - compared to its peers - in agency securities, because I felt that they offered a more attractive risk/reward profile relative to mortgage securities, given our benchmark. Compared to the Lehman Brothers Intermediate Government Bond index, the fund had a smaller exposure to Treasuries and a larger exposure to agency securities. At the end of January, U.S. agency securities made up nearly 60% of the fund's investments, but less than 26% of the index. Treasuries, on the other hand, made up only about 10% of the fund's investments, but about 74% of the index. In addition, the fund had roughly 30% of its investments in mortgage securities, which are not included in the Lehman Brothers index but outperformed both Treasury and agency securities. From a broad perspective, the fund's overweighting in mortgage and agency securities relative to the index translated into disappointing returns in the initial months of the period, but generally boosted performance in the final months.

Q. SPECIFICALLY, WHICH AGENCY SECURITIES DID YOU EMPHASIZE?

A. Throughout the period, I moved more of the fund's agency holdings out of the less liquid, smaller issues into some of the more liquid, larger issues from top-tier agency issuers such as Fannie Mae and Federal Home Loan. In addition, I increasingly found attractive opportunities among callable agency securities, which can be redeemed by their issuer before their stated maturities.

Q. WHERE WERE THE OPPORTUNITIES IN THE MORTGAGE MARKET?

A. In my view, the best opportunities were found among newly issued mortgage securities that carried coupons around prevailing market rates. In addition, I traded some prepayment-resilient 15-year mortgage securities in exchange for higher-yielding 30-year securities.

Q. WHAT'S YOUR OUTLOOK?

A. Over the past year, we witnessed higher levels of interest-rate and spread - or yield differential - volatility than we have in recent memory. My feeling is that it would be difficult for this higher volatility to persist going forward. That said, we could continue to experience an adjustment period as investors get more comfortable with the U.S. government's plan to trim back its debt and agencies march forward with their growth initiatives. It's quite possible, in my view, that agency securities ultimately can rival Treasury securities as very liquid fixed-income investments. Among agency securities, I plan to continue to focus on those issued by the top-tier agency issuers because I feel that their added liquidity will more than make up for the slightly lower yield they offer compared to smaller, less well-traded securities.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

(checkmark)FUND FACTS

GOAL: a high level of current
income consistent with
preservation of capital by
investing mainly in U.S.
government and agency
securities while maintaining a
dollar weighted average
maturity between three and
10 years

FUND NUMBER: 452

TRADING SYMBOL: FSTGX

START DATE: May 2, 1988

SIZE: as of January 31,
2000, more than $765
million

MANAGER: Andrew Dudley,
since 1998; manager,
various Fidelity and Spartan
government and mortgage
funds; joined Fidelity in
1996

ANDREW DUDLEY ON THE
FUND'S INVESTMENT IN CALLABLE
AGENCY SECURITIES:

"As part of the new agency issuance
program, one development that I
feel creates a new set of
opportunities is callable agency
securities. These are securities
that can be called back, or retired,
by the issuing agency prior to
maturity, should interest rates
fall. Investors are compensated
for the risk that a bond will be called
by a higher beginning yield. These
higher-yielding securities trade in
large-sized, relatively liquid deals
and are comparable to certain
parts of the mortgage market with
respect to their risk and return
profiles.

"As a result, there is a good set of
conditions for opportunistic trading
between the agency and mortgage
sectors. While different sectors of
the bond market are interrelated,
they do not move in lock step. By
trading one part of the market
for another, I can take advantage of
changing market conditions and
supply/demand imbalances that
may develop within each market."

FIDELITY INTERMEDIATE GOVERNMENT INCOME FUND

INVESTMENT CHANGES


COUPON DISTRIBUTION AS OF
JANUARY 31, 2000

                           % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS  6
                                                    MONTHS AGO

Less than 5%                1.8                      1.4

5 - 5.99%                   17.6                     20.6

6 - 6.99%                   35.7                     26.2

7 - 7.99%                   8.5                      14.9

8 - 8.99%                   5.6                      4.7

9 - 9.99%                   13.0                     13.0

10 - 10.99%                 3.0                      4.2

11 - 11.99%                 6.1                      3.9

12% and over                8.2                      8.1

COUPON DISTRIBUTION SHOWS THE RANGE OF STATED INTEREST RATES ON THE FUND'S INVESTMENTS, EXCLUDING SHORT-TERM INVESTMENTS.

AVERAGE YEARS TO MATURITY AS
OF JANUARY 31, 2000

                                     6 MONTHS AGO

Years                          5.1   5.1

AVERAGE YEARS TO MATURITY IS BASED ON THE AVERAGE TIME REMAINING UNTIL PRINCIPAL PAYMENTS ARE EXPECTED FROM EACH OF THE FUND'S BONDS,
WEIGHTED BY DOLLAR AMOUNT.

DURATION AS OF JANUARY 31, 2000

                                        6 MONTHS AGO

Years                             3.1   3.2

DURATION SHOWS HOW MUCH A BOND FUND'S PRICE FLUCTUATES WITH CHANGES IN COMPARABLE INTEREST RATES.
IF RATES RISE 1%, FOR EXAMPLE, A FUND WITH A FIVE-YEAR DURATION IS LIKELY TO LOSE ABOUT 5% OF ITS VALUE. OTHER FACTORS ALSO CAN INFLUENCE A BOND FUND'S PERFORMANCE AND SHARE PRICE. ACCORDINGLY, A BOND FUND'S ACTUAL PERFORMANCE MAY DIFFER FROM THIS EXAMPLE.

ASSET ALLOCATION (% OF FUND'S
NET ASSETS)

AS OF JANUARY 31, 2000                                           AS OF JULY 31, 1999

Mortgage  Securities             24.7%                           Mortgage  Securities           23.3%

CMOs and Other Mortgage                                          CMOs and Other Mortgage
Related Securities                3.8%                           Related Securities              3.6%

U.S. Treasury  Obligations        9.8%                           U.S. Treasury  Obligations     11.8%

U.S. Government  Agency                                          U.S. Government  Agency
Obligations                      59.8%                           Obligations                    58.8%

Short-Term  Investments and                                      Short-Term  Investments and
Net Other Assets                  1.9%                           Net Other Assets                2.5%

Row: 1, Col: 1, Value: 24.7                                      Row: 1, Col: 1, Value: 23.3
Row: 1, Col: 2, Value: 0.0                                       Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 3.8                                       Row: 1, Col: 3, Value: 3.6
Row: 1, Col: 4, Value: 0.0                                       Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 9.800000000000001                         Row: 1, Col: 5, Value: 11.8
Row: 1, Col: 6, Value: 0.0                                       Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 59.8                                      Row: 1, Col: 7, Value: 58.8
Row: 1, Col: 8, Value: 1.9                                       Row: 1, Col: 8, Value: 2.5





PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.

FIDELITY INTERMEDIATE GOVERNMENT INCOME FUND

INVESTMENTS JANUARY 31, 2000 (UNAUDITED)


Showing Percentage of Net Assets



U.S. GOVERNMENT AND
GOVERNMENT AGENCY
OBLIGATIONS - 69.6%

                                     PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

U.S. GOVERNMENT AGENCY
OBLIGATIONS - 59.8%

Fannie Mae:

5.25% 1/15/09                        $ 9,000                            $ 7,777

5.625% 5/14/04                        4,870                              4,583

5.75% 6/15/05                         8,800                              8,228

6.25% 11/15/02                        35,000                             34,300

6.5% 8/15/04                          7,000                              6,808

6.5% 4/29/09                          12,700                             11,769

6.69% 8/7/01                          1,700                              1,695

Farm Credit Systems Financial         33,770                             35,949
Assistance Corp. 9.375%
7/21/03

Federal Agricultural Mortgage
Corp.:

6.92% 2/10/02                         350                                350

7.04% 8/10/05                         2,050                              2,023

Federal Farm Credit Bank:

5.54% 9/10/03                         1,300                              1,231

9.15% 2/14/05                         500                                538

Federal Home Loan Bank:

4.96% 10/7/05                         8,100                              7,199

5.35% 2/7/01                          3,375                              3,330

5.595% 3/27/01                        2,200                              2,173

5.6% 9/8/05                           10,400                             9,558

5.717% 8/25/03                        4,500                              4,286

6% 8/15/02                            2,000                              1,949

6.75% 2/1/02                          30,000                             29,892

6.75% 4/10/06                         1,000                              979

7.59% 3/10/05                         1,940                              1,962

Financing Corp. - coupon              5,000                              4,615
STRIPS 0% 4/6/01

Freddie Mac:

6.25% 7/15/04                         17,700                             17,036

6.99% 7/5/06                          2,000                              1,960

Government Loan Trusts                10,214                             10,523
(assets of Trust guaranteed
by U.S. Government through
Agency for International
Development) 8.5% 4/1/06

Government Trust Certificates
(assets of Trust guaranteed
by U.S. Government through
Defense Security Assistance
Agency):

Class 1-C, 9.25% 11/15/01             31,832                             32,513

Class 2-E, 9.4% 5/15/02               7,922                              8,109

Class T-3, 9.625% 5/15/02             3,927                              4,025

U.S. GOVERNMENT AND
GOVERNMENT AGENCY
OBLIGATIONS - CONTINUED

                                     PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

U.S. GOVERNMENT AGENCY
OBLIGATIONS - CONTINUED

Guaranteed Export Trust
Certificates (assets of
Trust guaranteed by U.S.
Government through Export-
Import Bank):

Series 1993-C, 5.2% 10/15/04         $ 1,037                            $ 989

Series 1993-D, 5.23% 5/15/05          810                                768

Series 1994-F, 8.187% 12/15/04        3,930                              3,997

Series 1995-A, 6.28% 6/15/04          3,393                              3,318

Series 1996-A, 6.55% 6/15/04          6,179                              6,078

Guaranteed Trade Trust
Certificates (assets of
Trust guaranteed by U.S.
Government through Export-
Import Bank):

Series 1992-A, 7.02% 9/1/04           5,216                              5,185

Series 1994-A, 7.39% 6/26/06          6,500                              6,480

Series 1994-B, 7.5% 1/26/06           683                                687

Series 1997-A, 6.104% 7/15/03         11,307                             11,065

Israel Export Trust                   4,835                              4,820
Certificates (assets of
Trust guaranteed by U.S.
Government through
Export-Import Bank) Series
1994-1, 6.88% 1/26/03

Overseas Private Investment
Corp. U.S. Government
guaranteed participation
certificate:

Series 1994-195, 6.08%                7,088                              6,945
8/15/04 (callable)

Series 1996-A1, 6.726%                3,826                              3,714
9/15/10 (callable)

Private Export Funding Corp.:

secured:

5.48% 9/15/03                         1,960                              1,899

5.65% 3/15/03                         2,391                              2,343

5.8% 2/1/04                           5,031                              4,912

5.82% 6/15/03 (a)                     20,600                             19,568

6.86% 4/30/04                         1,874                              1,856

8.35% 1/31/01                         3,800                              3,864

8.75% 6/30/03                         3,215                              3,361

5.31% 11/15/03 (a)                    4,000                              3,734

State of Israel (guaranteed
by U.S. Government through
Agency for International
Development):

5.25% 9/15/00                         8,141                              8,070

5.625% 9/15/03                        19,564                             18,535

6.6% 2/15/08                          27,910                             27,033

6.625% 8/15/03                        26,675                             26,119

Tennessee Valley Authority 6%         4,060                              4,042
11/1/00

U.S. GOVERNMENT AND
GOVERNMENT AGENCY
OBLIGATIONS - CONTINUED

                                     PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

U.S. GOVERNMENT AGENCY
OBLIGATIONS - CONTINUED

U.S. Department of Housing
and Urban Development
government guaranteed
participation certificates
Series 1999-A:

5.75% 8/1/06                         $ 10,000                           $ 9,141

6.06% 8/1/10                          10,000                             9,120

U.S. Trade Trust Certificates         4,503                              4,587
(assets of Trust guaranteed
by U.S. Government through
Export-Import Bank) 8.17%
1/15/07

TOTAL U.S. GOVERNMENT AGENCY                                             457,590
OBLIGATIONS

U.S. TREASURY OBLIGATIONS -
9.8%

U.S. Treasury Bonds:

11.75% 2/15/10 (callable)             18,099                             21,812

12% 8/15/13                           24,400                             32,349

14% 11/15/11                          8,075                              11,155

U.S. Treasury Notes 5.5%              8,500                              8,197
5/31/03

U.S. Treasury Notes - coupon
STRIPS:

0% 5/31/00                            207                                203

0% 9/30/00                            300                                289

0% 10/31/00                           142                                136

0% 4/30/01                            142                                131

0% 5/31/01                            207                                190

0% 9/30/01                            300                                270

0% 4/30/02                            142                                123

0% 5/31/02                            207                                178

0% 9/30/02                            200                                168

TOTAL U.S. TREASURY                                                      75,201
OBLIGATIONS

TOTAL U.S. GOVERNMENT AND                                                532,791
GOVERNMENT AGENCY OBLIGATIONS
(Cost $556,786)

U.S. GOVERNMENT AGENCY -
MORTGAGE SECURITIES - 24.7%



FANNIE MAE - 14.6%

5.5% 1/1/09 to 2/1/09                 7,370                              6,889

6% 10/1/08 to 11/1/09                 17,128                             16,222

6.5% 10/1/28 to 6/1/29                24,048                             22,320

7% 9/1/27 to 10/1/29                  47,089                             44,861

U.S. GOVERNMENT AGENCY -
MORTGAGE SECURITIES -
CONTINUED

                                     PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

FANNIE MAE - CONTINUED

8.25% 12/1/01                        $ 5,293                            $ 5,279

9% 2/1/13                             807                                837

9.5% 11/15/09                         2,112                              2,235

10% 1/1/20                            53                                 56

10.25% 10/1/09 to 10/1/18             216                                231

11% 8/1/10 to 1/1/16                  3,480                              3,760

11.25% 1/1/11 to 1/1/16               574                                626

11.5% 9/1/11 to 6/1/19                2,323                              2,548

11.75% 7/1/13                         38                                 42

12.25% 10/1/10 to 6/1/15              804                                891

12.5% 9/1/07 to 7/1/16                1,831                              2,042

12.75% 10/1/11 to 6/1/15              841                                940

13% 6/1/11 to 7/1/15                  798                                894

13.25% 9/1/11 to 9/1/13               467                                527

13.5% 11/1/14 to 12/1/14              22                                 26

14% 6/1/11 to 10/1/14                 92                                 104

14.5% 7/1/14                          19                                 22

15% 4/1/12                            20                                 23

                                                                         111,375

FREDDIE MAC - 4.3%

6.5% 5/1/08                           1,561                              1,514

8.5% 6/1/14 to 9/1/17                 2,063                              2,100

9% 11/1/09 to 8/1/16                  630                                643

9.5% 7/1/16 to 8/1/21                 3,740                              3,908

10% 12/1/00 to 3/1/21                 6,964                              7,388

10.5% 9/1/09 to 5/1/21                4,281                              4,552

10.75% 7/1/13                         75                                 79

11% 8/1/00 to 9/1/20                  534                                573

11.25% 2/1/10 to 10/1/14              634                                679

11.5% 10/1/15 to 8/1/19               369                                401

11.75% 1/1/10 to 7/1/15               139                                149

12% 10/1/09 to 11/1/19                1,321                              1,438

12.25% 2/1/11 to 8/1/15               422                                461

12.5% 10/1/09 to 6/1/19               6,510                              7,180

12.75% 2/1/10 to 1/1/11               144                                158

13% 9/1/10 to 5/1/17                  1,024                              1,146

13.25% 11/1/10 to 12/1/14             110                                122

13.5% 11/1/10 to 10/1/14              169                                189

13.75% 10/1/14                        4                                  4

14% 11/1/12 to 4/1/16                 31                                 35

U.S. GOVERNMENT AGENCY -
MORTGAGE SECURITIES -
CONTINUED

                                     PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

FREDDIE MAC - CONTINUED

14.5% 12/1/10 to 9/1/12              $ 68                               $ 78

14.75% 3/1/10                         17                                 19

16.25% 7/1/11                         7                                  8

                                                                         32,824

GOVERNMENT NATIONAL MORTGAGE
ASSOCIATION - 5.8%

8% 9/15/06 to 12/15/23                8,460                              8,494

8.5% 4/15/16 to 7/15/17               86                                 88

9.5% 6/15/09 to 11/15/20              7,566                              7,996

10% 11/15/09 to 11/15/20              3,390                              3,616

10.5% 2/15/14 to 2/15/25              5,885                              6,367

10.75% 12/15/09 to 3/15/10            168                                180

11% 4/15/00 to 1/20/21                3,768                              4,111

11.5% 3/15/10 to 1/15/21              10,503                             11,552

12% 11/15/12 to 2/15/16               711                                790

12.25% 1/15/14                        49                                 55

12.5% 12/15/10                        13                                 15

13% 1/15/11 to 12/15/14               699                                790

13.25% 9/15/13 to 10/15/14            65                                 75

13.5% 5/15/10 to 12/15/14             301                                342

14% 6/15/11 to 12/15/14               49                                 57

16% 4/15/13                           38                                 45

17% 12/15/11                          3                                  4

                                                                         44,577

TOTAL U.S. GOVERNMENT AGENCY                                             188,776
- MORTGAGE SECURITIES
(Cost $192,676)

COLLATERALIZED MORTGAGE
OBLIGATIONS - 3.8%



U.S. GOVERNMENT AGENCY - 3.8%

Fannie Mae REMIC planned
amortization class:

Series 1988-21 Class G, 9.5%          912                                950
8/25/18

Series 1993-192 Class E,              7,000                              6,878
5.95% 11/25/07

Series 1994-72 Class G, 6%            7,800                              7,586
10/25/19

Series 1999-25 Class PA, 6%           6,800                              6,585
2/25/20

COLLATERALIZED MORTGAGE
OBLIGATIONS - CONTINUED

                                     PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

U.S. GOVERNMENT AGENCY -
CONTINUED

Freddie Mac:

REMIC accretion directed             $ 3,251                            $ 3,251
Series 1462 Class PT, 7.5%
1/15/03

REMIC planned amortization            4,287                              4,193
class Series 1639  Class J,
6% 12/15/08

TOTAL COLLATERALIZED MORTGAGE                                            29,443
OBLIGATIONS
(Cost $30,186)


CASH EQUIVALENTS - 0.5%

                                      MATURITY AMOUNT (000S)

Investments in repurchase            $ 3,706                             3,705
agreements (U.S. Government
obligations), in a joint
trading account at 5.8%,
dated 1/31/00 due 2/1/00
(Cost $3,705)

TOTAL INVESTMENT PORTFOLIO -                                              754,715
98.6%
(Cost $783,353)

NET OTHER ASSETS - 1.4%                                                    10,686

NET ASSETS - 100%                                                       $ 765,401


LEGEND

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $23,302,000 or 3.0% of net assets.

OTHER INFORMATION

Purchases and sales of long-term U.S. government and government agency obligations aggregated $223,479,000 and $302,986,000, respectively.

INCOME TAX INFORMATION

At January 31, 2000, the aggregate cost of investment securities for income tax purposes was $783,415,000. Net unrealized depreciation aggregated $28,700,000, of which $667,000 related to appreciated investment securities and $29,367,000 related to depreciated investment securities.

At July 31, 1999, the fund had a capital loss carryforward of approximately $66,116,000 of which $631,000, $6,681,000, $46,313,000,
$8,517,000 and $3,974,000 will expire on July 31, 2001, 2002, 2003,
2004 and 2005, respectively. Approximately $12,884,000, of which $631,000, $6,681,000, $2,987,000, $1,883,000 and $702,000 will expire on July 31, 2001, 2002, 2003, 2004 and 2005, respectively, was acquired in the mergers and is available to offset future capital gains of the fund to the extent provided by regulations.

The fund intends to elect to defer to its fiscal year ending July 31, 2000 approximately $7,827,000 of losses recognized during the period November 1, 1998 to July 31, 1999.

FIDELITY INTERMEDIATE GOVERNMENT INCOME FUND

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
AMOUNTS IN THOUSANDS (EXCEPT
PER-SHARE AMOUNT)              JANUARY
                               31, 2000 (UNAUDITED)

ASSETS

Investment in securities, at              $ 754,715
value (including repurchase
agreements of $3,705) (cost
$783,353) - See accompanying
schedule

Receivable for investments                 35,363
sold

Receivable for fund shares                 552
sold

Interest receivable                        11,463

 TOTAL ASSETS                              802,093

LIABILITIES

Payable for investments         $ 29,985
purchased

Payable for fund shares          5,571
redeemed

Distributions payable            711

Accrued management fee           419

Other payables and accrued       6
expenses

 TOTAL LIABILITIES                         36,692

NET ASSETS                                $ 765,401

Net Assets consist of:

Paid in capital                           $ 878,900

Undistributed net investment               835
income

Accumulated undistributed net              (85,696)
realized gain (loss)  on
investments

Net unrealized appreciation                (28,638)
(depreciation) on investments

NET ASSETS, for 82,966 shares             $ 765,401
outstanding

NET ASSET VALUE, offering                  $9.23
price and redemption price
per share ($765,401 (divided
by) 82,966 shares)

STATEMENT OF OPERATIONS
AMOUNTS IN THOUSANDS SIX
MONTHS ENDED JANUARY 31,
2000 (UNAUDITED)

INVESTMENT INCOME                      $ 30,391
Interest

Security lending                        7

 Total income                           30,398

EXPENSES

Management fee                $ 2,762

Non-interested trustees'       1
compensation

 Total expenses before         2,763
reductions

 Expense reductions            (108)    2,655

NET INVESTMENT INCOME                   27,743

REALIZED AND UNREALIZED GAIN            (11,691)
(LOSS)
Net realized gain (loss) on
investment securities

Change in net unrealized                (9,716)
appreciation (depreciation)
on investment securities

NET GAIN (LOSS)                         (21,407)

NET INCREASE (DECREASE) IN             $ 6,336
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

AMOUNTS IN THOUSANDS             SIX MONTHS ENDED JANUARY 31,  YEAR ENDED JULY 31, 1999
                                 2000 (UNAUDITED)

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment        $ 27,743                      $ 51,652
income

 Net realized gain (loss)         (11,691)                      (5,246)

 Change in net unrealized         (9,716)                       (24,881)
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       6,336                         21,525
NET ASSETS RESULTING  FROM
OPERATIONS

Distributions to shareholders     (27,349)                      (50,841)
from net investment income

Share transactions Net            65,588                        284,648
proceeds from sales of shares

 Net asset value of shares        -                             71,358
issued in exchange for the
net   assets of Spartan
Short-Intermediate
Government Fund

 Net asset value of shares        -                             122,989
issued in exchange for the
net   assets of Fidelity
Short-Intermediate
Government Fund

 Reinvestment of distributions    22,573                        41,707

 Cost of shares redeemed          (176,075)                     (320,889)

 NET INCREASE (DECREASE) IN       (87,914)                      199,813
NET ASSETS RESULTING  FROM
SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE)       (108,927)                     170,497
IN NET ASSETS

NET ASSETS

 Beginning of period              874,328                       703,831

 End of period (including        $ 765,401                     $ 874,328
undistributed net investment
income of $835 and $441,
respectively)

OTHER INFORMATION
Shares

 Sold                             6,986                         29,025

 Issued in exchange for           -                             7,363
shares of   Spartan
Short-Intermediate
Government Fund

 Issued in exchange for           -                             12,662
shares of   Fidelity
Short-Intermediate
Government Fund

 Issued in reinvestment of        2,409                         4,281
distributions

 Redeemed                         (18,828)                      (32,874)

 Net increase (decrease)          (9,433)                       20,457


FINANCIAL HIGHLIGHTS

                               SIX MONTHS ENDED JANUARY 31,  YEARS ENDED JULY 31,
                               2000

                               (UNAUDITED)                   1999                  1998     1997     1996     1995

SELECTED PER-SHARE DATA

Net asset value, beginning of  $ 9.460                       $ 9.780               $ 9.790  $ 9.650  $ 9.760  $ 9.610
period

Income from Investment          .309 D                        .640 D                .652 D   .675 D   .678     .610
Operations Net investment
income

Net realized and unrealized     (.235)                        (.326)                (.008)   .124     (.150)   .143
gain (loss)

Total from investment           .074                          .314                  .644     .799     .528     .753
operations

Less Distributions

From net investment income      (.304)                        (.634)                (.654)   (.659)   (.638)   (.603)

Net asset value,  end of       $ 9.230                       $ 9.460               $ 9.780  $ 9.790  $ 9.650  $ 9.760
period

TOTAL RETURN B, C               0.78%                         3.20%                 6.78%    8.56%    5.49%    8.16%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (in  $ 765                         $ 874                 $ 704    $ 704    $ 740    $ 817
millions)

Ratio of expenses to average    .63% A, E                     .53% E                .38% E   .54% E   .63% E   .65%
net assets

Ratio of expenses to average    .62% A, F                     .53%                  .38%     .54%     .62% F   .65%
net assets after expense
reductions

Ratio of net investment         6.53% A                       6.58%                 6.65%    6.96%    6.89%    7.18%
income to average net assets

Portfolio turnover rate         54% A                         117% G                188%     105%     105%     210%


A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.
G THE PORTFOLIO TURNOVER RATE DOES NOT INCLUDE THE ASSETS ACQUIRED IN
THE MERGER.

NOTES TO FINANCIAL STATEMENTS
For the period ended January 31, 2000 (Unaudited)


1. SIGNIFICANT ACCOUNTING POLICIES.

Fidelity Ginnie Mae Fund, Fidelity Government Income Fund and Fidelity Intermediate Government Income Fund (the funds) are funds of Fidelity Income Fund (the trust). The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. Each fund is authorized to issue an unlimited number of shares. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the funds:

SECURITY VALUATION. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, each fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for the fiscal year. The schedules of investments include information regarding income taxes under the caption "Income Tax Information."

INVESTMENT INCOME. Interest income, which includes accretion of original issue discount, is accrued as earned.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DISTRIBUTIONS TO SHAREHOLDERS. Dividends are declared daily and paid monthly from net interest income. Distributions to shareholders from realized capital gains on investments, if any, are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for paydown gains/losses on certain securities, market discount, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations. Fidelity Government Income Fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

1. SIGNIFICANT ACCOUNTING
POLICIES - CONTINUED

DISTRIBUTIONS TO SHAREHOLDERS -
CONTINUED

Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the funds, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury, Federal Agency, and other obligations found satisfactory by FMR are transferred to an account of the funds, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the funds' investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

DELAYED DELIVERY TRANSACTIONS. Each fund may purchase or sell securities on a delayed delivery basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market values of the securities purchased on a delayed delivery basis are identified as such in each applicable fund's schedule of investments. Each fund may receive compensation for interest forgone in the purchase of a delayed delivery security. With respect to purchase commitments, each fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

RESTRICTED SECURITIES. Certain funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, no funds had investments in restricted securities (excluding 144A issues).

3. PURCHASES AND SALES OF INVESTMENTS.

Information regarding purchases and sales of securities (other than short-term securities), is included under the caption "Other
Information" at the end of each fund's schedule of investments.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the investment adviser for Fidelity Ginnie Mae Fund and Fidelity Government Income Fund, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of each fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .0920% to .3700% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fees were equivalent to an annualized rate of .43% of average net assets for Fidelity Ginnie Mae Fund and Fidelity Government Income Fund.

As the investment adviser for Fidelity Intermediate Government Income Fund, FMR receives a fee that is computed daily at an annual rate of
 .65% of the fund's average net assets. FMR pays all other expenses, except the compensation of the non-interested Trustees and certain exceptions such as interest, taxes, brokerage commissions and extraordinary expenses. The management fee paid to FMR by the fund is reduced by an amount equal to the fees and expenses paid by the fund to the non-interested Trustees.

SUB-ADVISER FEE. FMR, on behalf of each fund, has entered into a sub-advisory agreement with Fidelity Investments Money Management, Inc. (FIMM), a wholly owned subsidiary of FMR. For its services, FIMM receives a fee from FMR of 50% of the management fee payable to FMR. The fee is paid prior to any voluntary expense reimbursements which may be in effect.

TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the funds' transfer, dividend disbursing and shareholder servicing agent for Fidelity Ginnie Mae Fund and Fidelity Government Income Fund. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annualized rate of .17% and .20% of the average net assets of Fidelity Ginnie Mae Fund and Fidelity Government Income Fund, respectively.

ACCOUNTING AND SECURITY LENDING FEES. FSC maintains each fund's accounting records and administers the security lending program for Fidelity Ginnie Mae Fund and Fidelity Government Income Fund. The security lending fee is based on the number and duration of lending

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES -
CONTINUED

ACCOUNTING AND SECURITY LENDING FEES - CONTINUED

transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

5. SECURITY LENDING.

Certain funds lend portfolio securities from time to time in order to earn additional income. Each applicable fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the funds and any additional required collateral is delivered to the funds on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At period end there were no loans outstanding.

6. EXPENSE REDUCTIONS.

For Fidelity Ginnie Mae Fund and Fidelity Intermediate Government Income Fund, FMR voluntarily agreed to reimburse each fund's operating expenses (excluding interest, taxes, certain securities lending fees, brokerage commissions and extraordinary expenses, if any) above an annual rate of 0.63% of average net assets. For the period, the reimbursement reduced the expenses by $175,000 and $99,000 for Fidelity Ginnie Mae Fund and Fidelity Intermediate Government Income Fund, respectively.

In addition, through arrangements with the Fidelity Ginnie Mae Fund's and Fidelity Government Income Fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce a portion of each applicable fund's expenses. For the period, the reductions under these arrangements are shown under the caption "Other Information" on each applicable fund's Statement of Operations.

Through arrangements with Fidelity Intermediate Government Income Fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's expenses were reduced by $9,000 under these arrangements.

7. MERGER INFORMATION.

On April 22, 1999, Fidelity Intermediate Government Income Fund acquired all of the assets and assumed all of the liabilities of Spartan Short-Intermediate Government Fund. The acquisition, which was approved by the shareholders of Spartan Short-Intermediate Government Fund on April 14, 1999, was accomplished by an exchange of 7,363,405 shares of the Fidelity Intermediate Government Income Fund (each valued at $9.69) for the 7,680,451 shares then outstanding (each valued at $9.29) of Spartan Short-Intermediate Government Fund. Based on the opinion

7. MERGER INFORMATION -
CONTINUED

of fund counsel, the reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the funds or their shareholders. Spartan Short-Intermediate Government Fund's net assets, including $638,690 of unrealized depreciation, were combined with Fidelity Intermediate Government Income Fund for total net assets after the acquisition of $803,238,766.

On April 29, 1999, Fidelity Intermediate Government Income Fund acquired all of the assets and assumed all of the liabilities of Fidelity Short-Intermediate Government Fund. The acquisition, which was approved by the shareholders of Fidelity Short-Intermediate Government Fund on April 14, 1999, was accomplished by an exchange of 12,662,423 shares of the Fidelity Intermediate Government Income Fund (each valued at $9.71) for the 13,292,122 shares then outstanding (each valued at $9.25) of Fidelity Short-Intermediate Government Fund. Based on the opinion of fund counsel, the reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the funds or their shareholders. Fidelity Short-Intermediate Government Fund's net assets, including $674,931 of unrealized depreciation, were combined with Fidelity Intermediate Government Income Fund for total net assets after the acquisition of $924,822,820.

On May 27, 1999, Fidelity Ginnie Mae Fund acquired all of the assets and assumed all of the liabilities of Spartan Ginnie Mae Fund. The acquisition, which was approved by the shareholders of Spartan Ginnie Mae Fund on May 19, 1999, was accomplished by an exchange of 56,971,308 shares of the Fidelity Ginnie Mae Fund (each valued at $10.70) for the 60,959,299 shares then outstanding (each valued at $10.00) of Spartan Ginnie Mae Fund. Based on the opinion of fund counsel, the reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the funds or their shareholders. Spartan Ginnie Mae Fund's net assets, including $3,850,708 of unrealized depreciation, were combined with Fidelity Ginnie Mae Fund for total net assets after the acquisition of $1,873,723,094.

8. BENEFICIAL INTEREST.

At the end of the period, one shareholder was record owner of approximately 20% of the total outstanding shares of Fidelity
Government Income Fund.

INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA

INVESTMENT SUB-ADVISERS
Fidelity Management & Research
 (U.K.) Inc.
Fidelity Management & Research
 (Far East) Inc.
Fidelity Investments
 Money Management, Inc.
Fidelity Investments Japan Ltd.

OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Fred L. Henning Jr., Vice President
Dwight D. Churchill, Vice President
Andrew J. Dudley, Vice President,
 Intermediate Government Income
Thomas J. Silvia, Vice President,
 Ginnie Mae and Government Income
Stanley N. Griffith, Assistant
 Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
Matthew N. Karstetter, Deputy Treasurer
Maria F. Dwyer, Deputy Treasurer
John H. Costello, Assistant Treasurer
Thomas J. Simpson, Assistant Treasurer

BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
Donald J. Kirk *
Ned C. Lautenbach *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

ADVISORY BOARD
J. Gary Burkhead
Abigail P. Johnson

* INDEPENDENT TRUSTEES

GVT-SANN-0300  95629
1.700523.102

GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA

TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA

CUSTODIAN
The Bank of New York
New York, NY

FIDELITY'S TAXABLE BOND FUNDS
Capital & Income
Ginnie Mae
Government Income
High Income
Intermediate Bond
Intermediate Government Income
International Bond
Investment Grade Bond
New Markets Income
Short-Term Bond
Spartan(registered trademark) Government Income
Spartan Investment Grade Bond
Strategic Income
Target TimelineSM 2001 & 2003

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